THE ADVISORS’ INNER CIRCLE FUND III

PROSPECTUS

August 1, 2024,

as Amended December 9, 2024

GQG PARTNERS EMERGING MARKETS EQUITY FUND

Investor Shares: GQGPX

Institutional Shares: GQGIX

R6 Shares: GQGRX

GQG PARTNERS US SELECT QUALITY EQUITY FUND

Investor Shares: GQEPX

Institutional Shares: GQEIX

R6 Shares: GQERX

GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Investor Shares: GQRPX

Institutional Shares: GQRIX

R6 Shares: GQRRX

GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND

(Formerly, GQG Partners International Quality Dividend Income Fund)

Investor Shares: GQJPX

Institutional Shares: GQJIX

GQG PARTNERS US QUALITY VALUE FUND

(Formerly, GQG Partners US Quality Dividend Income Fund)

Investor Shares: GQHPX

Institutional Shares: GQHIX

GQG PARTNERS GLOBAL QUALITY VALUE FUND

(Formerly, GQG Partners Global Quality Dividend Income Fund)

Investor Shares: GQFPX

Institutional Shares: GQFIX

INVESTMENT ADVISER:

GQG PARTNERS LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

GQG Partners Emerging Markets Equity Fund

Investment Objective

The GQG Partners Emerging Markets Equity Fund (the “Emerging Markets Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Shares, Institutional Shares and R6 Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Other Expenses	0.30%	0.08%	0.08%
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.01%	0.01%	0.01%
Shareholder Servicing Fees	0.22%	None	None
Other Operating Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.20%	0.98%	0.98%

[1]	GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.98% of the average daily net assets of each of the Fund’s share classes until July 31, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on July 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$381	$660	$1,455
Institutional Shares	$100	$312	$542	$1,201
R6 Shares	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily publicly traded common stocks. For purposes of the Fund’s 80% investment policy, however, equity securities also include depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

The Fund considers a company to be an emerging market company if: (i) at least 50% of the company’s assets are located in emerging market countries; (ii) at least 50% of the company’s revenue is generated in emerging market countries; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in an emerging market country; (iv) the company’s securities are traded principally in an emerging market country; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of emerging market countries (because, for example, the Adviser believes that the company’s growth is dependent on emerging market countries). The Fund considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index provider in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe. From time to time, the Fund may focus its investments in a particular country or geographic region.

In managing the Fund’s investments, the Adviser typically pursues a “growth style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than by a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the Adviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The Adviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

Many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus experience above-average increases in stock prices, subject to the Adviser’s criteria for quality. The Fund may also purchase stocks that would not fall into the traditional “growth” style box. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Fund’s benchmark index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process. The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, or the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

De-Globalization Risk – The Fund’s investments leave the Fund potentially susceptible to acute headline risk associated with Sino-U.S. trade tensions and the broader trend of de-globalization across the globe. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules and may only be sold or otherwise transferred through Stock Connect. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could change, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares when Stock Connect is not trading.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
22.17%	(19.06)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 6/30/24 was 16.10%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares and R6 Shares will vary.

Emerging Markets Equity Fund	1 Year	5 Years	Since Inception (12/28/16)
Fund Returns Before Taxes
Institutional Shares	28.81%	10.05%	9.00%
Investor Shares	28.47%	9.84%	8.77%
R6 Shares	28.81%	10.05%	9.00%
Fund Returns After Taxes on Distributions
Institutional Shares	28.10%	9.38%	8.50%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	17.73%	7.94%	7.21%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	9.83%	3.68%	5.17%

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2016.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2019.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

GQG Partners US Select Quality Equity Fund

Investment Objective

The GQG Partners US Select Quality Equity Fund (the “US Select Quality Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Shares, Institutional Shares and R6 Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares	R6 Shares
Management Fees	0.45%	0.45%	0.45%
Other Expenses	0.23%	0.05%	0.05%
Shareholder Servicing Fees	0.18%	None	None
Other Operating Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.68%	0.50%	0.50%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.67%	0.49%	0.49%

[1]

GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until July 31, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on July 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$68	$217	$378	$846
Institutional Shares	$50	$159	$279	$627
R6 Shares	$50	$159	$279	$627

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund also may invest in equity securities of foreign companies in both developed and emerging markets.

The equity securities in which the Fund invests are primarily publicly traded common stocks. The Fund may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. The Fund considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; (iv) the company’s securities are traded principally in the U.S.; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of the U.S. (because, for example, the Adviser believes that the company’s growth is dependent on the U.S.).

The Fund’s equity investments also may include depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund may also invest in U.S. Treasury securities.

In managing the Fund’s investments, the Adviser typically pursues a “growth style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the Adviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The Adviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

Many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus experience above-average increases in stock prices, subject to the Adviser’s criteria for quality. The Fund may also purchase stocks that would not fall into the traditional “growth” style box. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Fund’s benchmark. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process. The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, or the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Investing in the United States Risk – The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments leave the Fund potentially susceptible to acute headline risk associated with Sino-U.S. trade tensions and the broader trend of de-globalization across the globe. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.

P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
19.85%	(10.90)%
6/30/2020	9/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 6/30/24 was 26.38%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares and R6 Shares will vary.

US Select Quality Equity Fund	1 Year	5 Years	Since Inception (9/28/18)
Fund Returns Before Taxes
Institutional Shares	17.77%	16.74%	13.95%
Investor Shares	17.39%	16.57%	13.79%
R6 Shares	17.69%	16.71%	13.95%
Fund Returns After Taxes on Distributions
Institutional Shares	17.59%	16.28%	13.53%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	10.64%	13.49%	11.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.73%

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2018.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

GQG Partners Global Quality Equity Fund

Investment Objective

The GQG Partners Global Quality Equity Fund (the “Global Quality Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Investor Shares, Institutional Shares and R6 Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares	R6 Shares
Management Fees	0.65%	0.65%	0.65%
Other Expenses	0.23%	0.06%	0.06%
Shareholder Servicing Fees	0.17%	None	None
Other Operating Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses[1]	0.88%	0.71%	0.71%

[1]	GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of each of the Fund’s share classes until July 31, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on July 31, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$90	$281	$488	$1,084
Institutional Shares	$73	$227	$395	$883
R6 Shares	$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily publicly traded common stocks. For purposes of the Fund’s 80% investment policy, however, equity securities also include preferred stocks, exchange-traded funds (“ETFs”) with economic characteristics similar to equity securities, depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. The Fund may also invest in U.S. Treasury securities, and in ETFs that attempt to track the price movements of commodities, including gold.

Under normal circumstances, the Fund invests in at least five countries, which may include the United States, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities outside of the U.S.; (iv) the company’s securities are traded principally outside of the U.S.; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of a non-U.S. country (because, for example, the Adviser believes that the company’s growth is dependent on the country). The Fund may invest in equity securities of companies in both developed and emerging markets and may focus its investments in a particular country or geographic region, including the United States. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe.

The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

In managing the Fund’s investments, the Adviser typically pursues a “growth style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the Adviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The Adviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

Many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus experience above-average increases in stock prices, subject to the Adviser’s criteria for quality. The Fund may also purchase stocks that would not fall into the traditional “growth” style box.

In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Fund’s benchmark index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process. The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, or the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments leave the Fund potentially susceptible to acute headline risk associated with Sino-U.S. trade tensions and the broader trend of de-globalization across the globe. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through

Stock Connect are subject to relatively untested trading, clearance and settlement procedures. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules and may only be sold or otherwise transferred through Stock Connect. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could change, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares when Stock Connect is not trading.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Commodities Risk – The prices of physical commodities (such as energy, metals, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
19.55%	(13.39)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 6/30/24 was 23.32%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares and R6 Shares will vary.

Global Quality Equity Fund	1 Year	Since Inception (3/29/19)
Fund Returns Before Taxes
Institutional Shares	19.79%	12.48%
Investor Shares	19.57%	12.29%
R6 Shares	19.80%	12.46%
Fund Returns After Taxes on Distributions
Institutional Shares	19.34%	12.09%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	11.94%	9.88%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	22.20%	9.66%

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2019.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

GQG Partners International Quality Value Fund

Investment Objective

The GQG Partners International Quality Value Fund (the "International Quality Value Fund" or the “Fund”) seeks long-term capital appreciation and dividend income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees[1]	0.55%	0.55%
Other Expenses	0.31%	0.19%
Shareholder Servicing Fee	0.12%	None
Other Operating Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	0.86%	0.74%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.71%	0.59%

[1]	Management Fees have been restated to reflect current fees.
[2]

GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.59% of the average daily net assets of each of the Fund’s share classes until December 9, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on December 9, 2025. Prior to December 5, 2024, the Fund’s contractual expense limit was 0.68% of the average daily net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$73	$259	$462	$1,047
Institutional Shares	$60	$221	$397	$904

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in securities of non-U.S. companies, including those in emerging market countries, which the Adviser believes to be undervalued but have good prospects for capital appreciation. In addition, the Adviser considers a company’s historical dividend records and current prospects to pay a dividend going forward. Securities are selected based on a variety of factors, such as a company’s consistent effort to maintain or increase dividends over time while maintaining sufficient profitability. The Fund will generally hold securities of between 25 to 70 issuers.

The Fund will invest primarily in publicly traded common stocks but may also invest in preferred stocks, exchange-traded funds (“ETFs”), depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Adviser would typically invest in an ETF rather than directly in underlying investments when the Adviser believes that doing so would provide more efficient exposure, liquidity or market access. The Adviser would also typically invest in depositary receipts when local trading in certain non-US. companies is restricted, for added liquidity or if there is a significant discount to the locally traded shares.

The Fund may also invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. IPOs are considered for purchase by the Fund if the Adviser believes that the applicable company meets the same criteria as any other Fund investment in terms of appreciation and income opportunities. The Fund may also invest in U.S. Treasury securities, and in ETFs that attempt to track the price movements of commodities, including gold. Treasuries are considered as alternatives to holding cash if at a given time the Adviser believes that treasuries offer better yields. Commodity ETFs are considered if the Adviser believes that they offer exposure that cannot be met with individual company securities or exposure to markets to which the Fund does not have direct access.

Under normal circumstances, the Fund invests in at least five countries and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities outside of the U.S.; (iv) the company’s securities are traded principally outside of the U.S; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of a non-U.S. country (because, for example, the Adviser believes that the company’s growth is dependent on the country). The Fund may invest in equity securities of companies in both developed and emerging markets. The Fund considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index provider in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe.

The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). China A Shares are considered if they meet the same criteria for inclusion in the Fund’s portfolio as any other Fund investment. Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

In managing the Fund’s investments, the Adviser seeks to buy companies that it believes are attractively priced with strong fundamental business characteristics and sustainable free cash flow and/or earnings. The Adviser focuses on equity securities that appear to be undervalued by various measures, but which the Adviser believes have good prospects for future earnings growth and capital appreciation. Such valuation measures and analyses include, without limitation, ratios such as price to earnings, price to book value, and price to cash flow which may be incorporated into an analysis of earnings, cash flows and/or discounted dividends to assess the merits of a potential investment. The relevance and application of any of these measures or analyses can vary based on a company’s particular characteristics. The Adviser typically pursues a “value style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of undervalued, quality, mature growing companies.

The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro-based criteria. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. When making purchase and sale decisions between similarly priced investment opportunities with comparable fundamentals, the Adviser seeks to identify relatively higher quality companies with strong financial positions, capable management, higher barriers to entry, more opportunity for growth and more durable earnings growth potential, based on the Adviser’s analyses of a company’s financial statements, economic health, competitors and the markets that it serves. The Adviser seeks to outperform the MSCI ACWI ex USA Value Index (“Index”) over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, or the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and

P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Adviser’s value investment style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use different investing styles. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk – The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Proprietary Model Risk – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments may expose the Fund to disruptions associated with “de-globalization” trends in some parts of the world. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely.

Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules and may only be sold or otherwise transferred through Stock Connect. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could change, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares when Stock Connect is not trading.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Investing in the United States Risk – To the extent the Fund invests in issuers within the United States, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Commodities Risk – The prices of physical commodities (such as energy, metals, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
9.37%	(8.00)%
12/31/2022	6/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 9/30/24 was 16.23%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index and an additional index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

International Quality Value Fund	1 Year	Since Inception (6/30/21)
Fund Returns Before Taxes
Institutional Shares	18.20%	2.70%
Investor Shares	18.03%	2.64%
Fund Returns After Taxes on Distributions
Institutional Shares	16.98%	1.58%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	11.75%	2.02%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)[1]	15.62%	(1.65)%
MSCI ACWI ex USA High Dividend Yield Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	18.01%	4.15%
MSCI ACWI ex USA Value Index (Net) (reflects no deduction for fees, expenses or taxes)	17.30%	2.37%

[1]

Effective August 1, 2024, pursuant to new regulatory requirements, the Fund’s broad-based securities market index changed from the MSCI ACWI ex USA High Dividend Yield Index to the MSCI ACWI ex USA Index.

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2021.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2021.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

GQG Partners US Quality Value Fund

Investment Objective

The GQG Partners US Quality Value Fund (the "US Quality Value Fund" or the “Fund”) seeks long-term capital appreciation and dividend income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.45%	0.45%
Other Expenses	0.23%	0.13%
Shareholder Servicing Fee	0.10%	None
Other Operating Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.68%	0.58%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.59%	0.49%

[1]

GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until December 9, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on December 9, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$60	$208	$370	$838
Institutional Shares	$50	$177	$315	$717

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in instruments that are tied economically to the U.S. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund will generally hold securities of between 25 to 70 issuers.

The Fund will invest primarily in securities of U.S. companies but may also invest in the securities of foreign companies in developed markets, which the Adviser believes to be undervalued but have good prospects for capital appreciation. In addition, the Adviser considers a company’s historical dividend records and current prospects to pay a dividend going forward. Securities are selected based on a variety of factors, such as a company’s consistent effort to maintain or increase dividends over time while maintaining sufficient profitability.

The securities in which the Fund invests are primarily publicly traded common stocks, but the Fund may also invest in preferred stocks.

The Fund may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. IPOs are considered for purchase by the Fund if the Adviser believes that the company meets the same criteria as any other Fund investment in terms of appreciation and income opportunities. The Fund considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; (iv) the company’s securities are traded principally in the U.S.; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of the U.S. (because, for example, the Adviser believes that the company’s growth is dependent on the U.S.).

Although the Fund will invest primarily in securities of U.S. issuers, the Fund may also invest in securities of non-U.S. issuers, and is expected to typically do so by purchasing depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund may also invest in exchange-traded funds (“ETFs”) and U.S. Treasury securities. Treasuries are considered as alternatives to holding cash if at a given time the Adviser believes that treasuries offer better yields. The Adviser would typically invest in an ETF rather than directly in underlying investments when the Adviser believes that doing so would provide more efficient exposure, liquidity or market access. The Adviser would also typically invest in depositary receipts when local trading in certain non-US. companies is restricted, for added liquidity or if there is a significant discount to the locally traded shares.

In managing the Fund’s investments, the Adviser seeks to buy companies that it believes are attractively priced with strong fundamental business characteristics and sustainable free cash flow and/or earnings. The Adviser focuses on equity securities that appear to be undervalued by various measures, but which the Adviser believes have good prospects for future earnings growth and capital appreciation. Such valuation measures and analyses include, without limitation, ratios such as price to earnings, price to book value, and price to cash flow which may be incorporated into an analysis of earnings, cash flows and/or discounted dividends to assess the merits of a potential investment. The relevance and application of any of these measures or analyses can vary based on a company’s particular characteristics. The Adviser typically pursues a “value style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of undervalued, quality, mature growing companies.

The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. When making purchase and sale decisions between similarly priced investment opportunities with comparable fundamentals, the Adviser seeks to identify relatively higher quality companies with strong financial positions, capable management, higher barriers to entry, more opportunity for growth and more durable earnings growth, based on the Adviser’s analyses of a company’s financial statements, economic health, competitors and the markets that it serves. The Adviser seeks to outperform the MSCI USA Value Index (“Index”) over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, if the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Adviser’s value investment style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use different investing styles. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk – The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Investing in the United States Risk – The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments may expose the Fund to disruptions associated with “de-globalization” trends in some parts of the world. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Proprietary Model Risk – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
14.43%	(9.48)%
12/31/2022	9/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 9/30/24 was 18.07%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index and an additional index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

US Quality Value Fund	1 Year	Since Inception (6/30/21)
Fund Returns Before Taxes
Institutional Shares	4.04%	8.45%
Investor Shares	3.93%	8.41%
Fund Returns After Taxes on Distributions
Institutional Shares	3.35%	7.73%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	2.85%	6.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	26.29%	5.92%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[1]	26.53%	4.84%
MSCI USA High Dividend Yield Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	5.83%	3.63%
MSCI USA Value Index (reflects no deduction for fees, expenses or taxes)	8.35%	3.81%

[1]

Effective December 9, 2024, the Fund’s broad-based securities market index changed from the Russell 1000 Index to the S&P 500 Index because the Adviser believes the S&P 500 Index better reflects the Fund’s investment universe. Prior to August 1, 2024, the Fund’s broad-based securities market index was the MSCI USA High Dividend Yield Index.

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2021.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

GQG Partners Global Quality Value Fund

Investment Objective

The GQG Partners Global Quality Value Fund (the "Global Quality Value Fund" or the “Fund”) seeks long-term capital appreciation and dividend income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees[1]	0.55%	0.55%
Other Expenses	0.31%	0.17%
Shareholder Servicing Fee	0.14%	None
Other Operating Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	0.86%	0.72%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.73%	0.59%

[1]	Management Fees have been restated to reflect current fees.
[2]

GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.59% of the average daily net assets of each of the Fund’s share classes until December 9, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on December 9, 2025. Prior to December 5, 2024, the Fund’s contractual expense limit was 0.68% of the average daily net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$75	$261	$464	$1,049
Institutional Shares	$60	$217	$388	$882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in securities of U.S. and non-U.S. companies, including those in emerging market countries, which the Adviser believes to be undervalued but have good prospects for capital appreciation. In addition, the Adviser considers a company’s historical dividend records and current prospects to pay a dividend going forward. Securities are selected based on a variety of factors, such as a company’s consistent effort to maintain or increase dividends over time while maintaining sufficient profitability. The Fund will generally hold securities of between 25 to 70 issuers.

The Fund will invest primarily in publicly traded common stocks but may also invest in preferred stocks, exchange-traded funds (“ETFs”) with economic characteristics similar to equity securities, depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Adviser would typically invest in an ETF rather than directly in underlying investments when the Adviser believes that doing so would provide more efficient exposure, liquidity or market access. The Adviser would also typically invest in depositary receipts when local trading in certain non-US. companies is restricted, for added liquidity or if there is a significant discount to the locally traded shares.

The Fund may also invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. IPOs are considered for purchase by the Fund if the Adviser believes that the applicable company meets the same criteria as any other Fund investment in terms of appreciation and income opportunities. The Fund may also invest in U.S. Treasury securities, and in ETFs that attempt to track the price movements of commodities, including gold. Treasuries are considered as alternatives to holding cash if treasuries offer better yields. Commodity ETFs are considered if the Adviser believes that they offer exposure that cannot be met with individual company securities or exposure to markets to which the Fund does not have direct access.

Under normal circumstances, the Fund invests in at least five countries, which may include the United States, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities outside of the U.S.; (iv) the company’s securities are traded principally outside of the U.S; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of a non-U.S. country (because, for example, the Adviser believes that the company’s growth is dependent on the country). The Fund may invest in equity securities of companies in both developed and emerging markets. The Fund considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index provider in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe.

The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). China A Shares are considered if they meet the same criteria for inclusion in the Fund’s portfolio as any other Fund investment. Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

In managing the Fund’s investments, the Adviser seeks to buy companies that it believes are attractively priced with strong fundamental business characteristics and sustainable free cash flow and/or earnings. The Adviser focuses on equity securities that appear to be undervalued by various measures, but which the Adviser believes have good prospects for future earnings growth and capital appreciation. Such valuation measures and analyses include, without limitation, ratios such as price to earnings, price to book value, and price to cash flow which may be incorporated into an analysis of earnings, cash flows and/or discounted dividends to assess the merits of a potential investment. The relevance and application of any of these measures or analyses can vary based on a company’s particular characteristics. The Adviser typically pursues a “value style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of undervalued, quality, mature growing companies.

The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro-based criteria. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. When making purchase and sale decisions between similarly priced investment opportunities with comparable fundamentals, the Adviser seeks to identify relatively higher quality companies with strong financial positions, capable management, higher barriers to entry, more opportunity for growth and more durable earnings growth potential, based on the Adviser’s analyses of a company’s financial statements, economic health, competitors and the markets that it serves. The Adviser seeks to outperform the MSCI ACWI Value Index (“Index”) over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, or the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Adviser’s value investment style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use different investing styles. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk – The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States and may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments may expose the Fund to disruptions associated with “de-globalization” trends in some parts of the world. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules and may only be sold or otherwise transferred through Stock Connect. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could change, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares when Stock Connect is not trading.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Proprietary Model Risk – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Commodities Risk – The prices of physical commodities (such as energy, metals, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
14.31%	(7.98)%
12/31/2022	9/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 9/30/24 was 14.26%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index and an additional index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares will vary.

Global Quality Value Fund	1 Year	Since Inception (6/30/21)
Fund Returns Before Taxes
Institutional Shares	15.26%	7.40%
Investor Shares	15.07%	7.37%
Fund Returns After Taxes on Distributions
Institutional Shares	14.14%	6.29%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	9.71%	5.56%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)[1]	22.20%	2.08%
MSCI ACWI High Dividend Yield Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	9.32%	1.95%
MSCI ACWI Value Index (reflects no deduction for fees, expenses or taxes)	11.81%	3.25%

[1]	Effective August 1, 2024, pursuant to new regulatory requirements, the Fund’s broad-based securities market index changed from the MSCI ACWI High Dividend Yield Index to the MSCI ACWI Index.

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2021.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 73 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

The minimum investment amount for Investor Shares of a Fund is generally $2,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for individual retirement accounts (“IRAs”) are generally $100.

To purchase Institutional Shares of a Fund for the first time, you must invest at least $500,000. There is no minimum subsequent investment amount for Institutional Shares. The minimum initial investment amount for Institutional Shares of a Fund is waived for clients of financial intermediaries that have accounts holding Institutional Shares with an aggregate value of at least $500,000 (or that are expected to reach this level).

There is no minimum initial or subsequent investment amount for R6 Shares of the Emerging Markets Equity Fund, US Select Quality Equity Fund and Global Quality Equity Fund.

The Funds may accept investments of smaller amounts in their sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: GQG Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: GQG Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 866-362-8333.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the Emerging Markets Equity Fund, US Select Quality Equity Fund and Global Quality Equity Fund (together, the “GQG Equity Funds”) is to seek long-term capital appreciation.

The investment objective of the International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund (together, the "GQG Value Funds") is to seek long-term capital appreciation and dividend income.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

Please see the sections entitled “Principal Investment Strategies” above for a discussion of each Fund’s principal investment strategies. The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, hold up to 100% of its assets in cash, money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. A Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Risk

Investing in each Fund involves risk, and there is no guarantee that each Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

The following provides general information on the risks associated with each Fund’s principal investment strategies, presented in alphabetical order. Any additional risks associated with each Fund’s non-principal investment strategies are described in the SAI. The SAI also provides additional information about the risks associated with each Fund’s principal investment strategies.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Commodities Risk (Global Quality Equity Fund, International Quality Value Fund, Global Quality Value Fund) – Investments in physical commodities (such as energy, metals, minerals, or agricultural products) may be subject to greater volatility than investments in traditional securities. Commodity prices may be affected by overall market movements, changes in interest rates, or factors affecting particular industries or commodities, such as drought, floods, weather, livestock disease, storage costs, embargoes, tariffs, policies of commodity cartels, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Gold. The price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds (“ETFs”); (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold.

De-Globalization Risk (All Funds) – Each Fund’s investments leave a Fund potentially susceptible to acute headline risk associated with Sino-U.S. trade tensions and the broader trend of de-globalization across the globe. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which a Fund invests and the performance of the Fund.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. Prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Dividend-Paying Investments Risk (International Quality Value Fund, US Quality Value Fund, Global Quality Value Fund) – A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of a Fund to produce current income.

Emerging Markets Risk (Emerging Markets Equity Fund, US Select Quality Equity Fund, Global Quality Equity Fund, International Quality Value Fund, Global Quality Value Fund) – Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETFs Risk (Global Quality Equity Fund, International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a

Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Company Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Geographic Focus Risk (All Funds) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (All Funds except Emerging Markets Equity Fund). A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Funds invest.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Growth Investment Style Risk (Emerging Markets Equity Fund, US Select Quality Equity Fund and Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk (International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund) – The Adviser’s value investment style may go in and out of favor over time, causing a Fund to sometimes underperform other equity funds that use different investing styles. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to invest additional cash that it receives from purchase orders or sell portfolio securities if it experiences redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) - The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

You should review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which each Fund may satisfy redemption requests in-kind.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, each Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Participation Notes Risk (All Funds except US Quality Value Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security, as well as counterparty risk associated with the financial institutions issuing the notes.

Portfolio Turnover (US Select Quality Equity Fund and US Quality Value Fund) – Due to its investment strategies, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect a Fund’s performance.

Preferred Stock Risk (Global Quality Equity Fund, International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund) – Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity risk, which is described elsewhere in this section. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is the risk that, in a declining interest rate environment, securities with stated interest rates may have the principal paid earlier than expected, requiring a Fund to invest the proceeds at generally lower interest rates.

Proprietary Model Risk (International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund) – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in a Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Sector and Industry Focus Risk (All Funds) – Because a Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, a Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Small- and Mid-Capitalization Company Risk (All Funds) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Quality Equity Fund, International Quality Value Fund and Global Quality Value Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could change, which could result in unexpected tax liabilities for a Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

U.S. Treasury Securities Risk (All Funds except Emerging Markets Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. In addition to disclosure required by applicable law as discussed in the SAI, within 60 days of the end of each calendar quarter, the Funds will post their complete list of portfolio holdings on the internet at www.gqg.com. Additionally, approximately ten days after the end of each calendar quarter, each Fund will post on the internet at www.gqg.com (1) a Fund Fact Sheet that includes its 10 largest portfolio holdings and characteristics derived from the portfolio holdings as of the end of the calendar quarter; and (2) Fund commentaries, which are available to registered users of www.gqg.com, that include top contributors and detractors to the Fund’s performance and their respective portfolio weights as of the end of the calendar quarter. The postings generally remain until such information is included in a filing with the U.S. Securities and Exchange Commission (“SEC”). The Funds’ information available on the website is publicly available. The Adviser may exclude any portion of a Fund’s portfolio holdings or characteristics derived from the portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser

GQG Partners LLC, a Delaware limited liability company founded in 2016, is an SEC-registered investment adviser that serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. The Adviser provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies. The Adviser is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange.

The Adviser makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund’s investment program. The Board oversees the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Emerging Markets Equity Fund	0.90%
US Select Quality Equity Fund	0.45%
Global Quality Equity Fund	0.65%
International Quality Value Fund	0.55%*
US Quality Value Fund	0.45%
Global Quality Value Fund	0.55%*

*	Prior to December 5, 2024, the annual advisory fee rate for the International Quality Value Fund and Global Quality Value Fund was 0.60%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”) for Investor Shares, Institutional Shares and R6 Shares from exceeding certain levels and until the date (the “term end date”) set forth below (each, a "contractual expense limit").

Fund	Contractual Expense Limit	Term End Date
Emerging Markets Equity Fund	0.98%	July 31, 2025
US Select Quality Equity Fund	0.49%	July 31, 2025
Global Quality Equity Fund	0.75%	July 31, 2025
International Quality Value Fund	0.59%*	December 9, 2025
US Quality Value Fund	0.49%	December 9, 2025
Global Quality Value Fund	0.59%*	December 9, 2025

*

Prior to December 5, 2024, the contractual expense limit for the International Quality Value Fund and Global Quality Value Fund was 0.68%. Prior to August 1, 2023, the contractual expense limits for the International Quality Value Fund and Global Quality Value Fund were 0.79% and 0.75%, respectively.

This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the term end date.

In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that total annual Fund operating expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment.

For the fiscal year ended March 31, 2024, the Adviser received advisory fees (after fee reductions or recoupments), stated as a percentage of the average daily net assets of each Fund, as follows:

Advisory Fees Paid
Fund	2024
Emerging Markets Equity Fund	0.90%
US Select Quality Equity Fund	0.44%
Global Quality Equity Fund	0.65%
International Quality Value Fund	0.53%
US Quality Value Fund	0.36%
Global Quality Value Fund	0.53%

A discussion regarding the basis for the Board’s approval of the GQG Funds’ investment advisory agreement is available in the Funds’ Annual Report to shareholders March 31, 2024.

Portfolio Managers

GQG’s Portfolio Managers are responsible for the day-to-day management of the Funds under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, portfolio construction and risk management with respect to the Funds. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser, serves as a Portfolio Manager of each Fund. Prior to joining the Adviser in 2016, Mr. Jain served as a Co-Chief Executive Officer, Chief Investment Officer and Head of Equities at Vontobel Asset Management (“Vontobel”). He

joined Vontobel in 1994 as a co-portfolio manager of its international equity portfolios. Mr. Jain earned an MBA in Finance and International Business from the University of Miami in 1993. He also has a Master’s degree from the University of Ajmer and an undergraduate degree in Accounting.

Brian Kersmanc, Senior Investment Analyst at the Adviser, serves as a Portfolio Manager of each Fund. Prior to joining the Adviser in 2016, Mr. Kersmanc spent six years at Jennison Associates, where he served most recently as an analyst on the Small/Midcap Equity Research team, focusing on a wide array of sectors from real estate equities including building products manufacturers, title insurers, and homebuilders to industrials competing in the aerospace and automotive end markets. Prior to Jennison, Mr. Kersmanc began his career at Brown Brothers Harriman in 2008. Mr. Kersmanc earned his MBA at Rutgers University and his BA in Economics from the University of Connecticut.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser, serves as a Portfolio Manager of each Fund. Prior to joining the Adviser in 2016, Mr. Murthy was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011. Earlier in his career, he held various operational roles in the IT services industry, including at Infosys from 2001 to 2006. Mr. Murthy earned an MBA from The Wharton School of Business at the University of Pennsylvania, where he graduated as a Palmer Scholar (top 5% of graduating class). He also received a Post Graduate Diploma in Management from the Indian Institute of Management, Calcutta and a Bachelor of Engineering from the National Institute of Technology, Surathkal, in India.

Siddharth Jain, Investment Analyst at the Adviser, serves as a Deputy Portfolio Manager of each Fund. Prior to joining the Adviser in 2021, Mr. Jain was at Warburg Pincus, where he served most recently as a private equity associate in their industrial and business services group. Mr. Jain began his career as an investment banking analyst with the mergers and acquisitions group at PJT Partners in 2018. Mr. Jain earned his BA in Economics from University of Chicago.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

US Select Quality Equity Fund

The following tables give the related performance of all separate accounts managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the US Select Quality Equity Fund (the “GQG Comparable Accounts”) and a personal account managed by Rajiv Jain while employed by a firm unaffiliated with the Adviser that had investment objectives, policies and strategies substantially similar to those of the US Select Quality Equity Fund (the “Prior Comparable Account,” and, together with the GQG Comparable Accounts, the “Accounts”). The data do not represent the performance of the US Select Quality Equity Fund. Performance is historical and does not represent the future performance of the US Select Quality Equity Fund or of the Adviser.

Mr. Rajiv Jain is primarily responsible for the day-to-day management of the US Select Quality Equity Fund and the GQG Comparable Accounts, and was primarily responsible for the day-to-day management of the Prior Comparable Account. Mr. Rajiv Jain exercises final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the US Select Quality Equity Fund and the GQG Comparable Accounts, and exercised the same level of authority and discretion in managing the Prior Comparable Account. While at the prior firm, Mr. Rajiv Jain managed no other accounts with investment objectives, policies and strategies substantially similar to those of the US Select Quality Equity Fund and the Accounts. On July 1, 2022, Brian Kersmanc and Sudarshan Murthy were promoted to Portfolio Manager of the US Select Quality Equity Fund and GQG Comparable Accounts and works alongside Mr. Rajiv Jain. On January 1, 2024, Siddharth Jain was promoted to Deputy Portfolio Manager of the US Select Quality Equity Fund and GQG Comparable Accounts and works alongside Messrs. Jain, Kersmanc, and Murthy. They work collaboratively with Mr. Rajiv Jain in the investment decision making process with Mr. Rajiv Jain having veto rights on any investment decision making and continuing to act unilaterally when Mr. Rajiv Jain deems appropriate.

The manner in which the performance was calculated for the Accounts differs from that of registered mutual funds such as the US Select Quality Equity Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has calculated the performance consistent with Global Investment Performance Standards (“GIPS®”).

The returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of foreign withholding taxes and all fees and expenses, including investment management fees, brokerage commissions, execution costs, sales loads and account fees, if any, paid by the Accounts, without taking into account federal or state income taxes, while “gross of fees” returns do not reflect the deduction of investment management fees. “Net of fees” returns are calculated using an investment management fee of 0.50%, which is the highest stated investment management fee for the strategy and is higher than the investment management fee of the US Select Quality Equity Fund. The performance information is calculated in and expressed in United States dollars.

Because of variation in fee levels, the returns presented for the GQG Comparable Accounts may not be reflective of performance in any one particular Account. Therefore, the performance information shown below for the GQG Comparable Accounts is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The US Select Quality Equity Fund’s total fees and expenses are generally expected to be higher than those of the Accounts. If the US Select Quality Equity Fund’s fees and expenses had been imposed on the Accounts, the performance shown below would have been lower. The Accounts are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the US Select Quality Equity Fund by the federal securities and tax laws. Consequently, the performance results for the Accounts could have been adversely affected if the Accounts were subject to the same federal securities and tax laws as the US Select Quality Equity Fund.

The investment results for the Accounts presented below are not intended to predict or suggest the future returns of the US Select Quality Equity Fund. The performance data shown below should not be considered a substitute for the US Select Quality Equity Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DO NOT REPRESENT THE PERFORMANCE OF THE US SELECT QUALITY EQUITY FUND.

Performance Information for the GQG Comparable Accounts

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[1]	Number of Accounts	Total Assets at End of Period ($ millions)
2023	18.20%	18.79%	26.29%	17	$7,805
2022	(3.00)%	(2.52)%	(18.11)%	15	$6,238
2021	20.44%	21.05%	28.71%	11	$5,712
2020	24.60%	25.23%	18.40%	8	$3,429
2019	27.53%	28.17%	31.49%	3	$535.10
2018	5.50%	6.03%	(4.38)%	1	$18.67
2017	24.20%	24.82%	21.83%	1	$6.73
2016[2]	11.97%	12.29%	8.10%	2	$9.31

Average Annual Total Pre-Tax Returns (as of 12/31/2023)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[1]
5 Years	17.02%	17.61%	15.69%
1 Year	18.20%	18.79%	26.29%
Since Inception[3]	15.12%	14.54%	11.89%

[1]	The S&P 500 Index includes 500 companies in leading industries of the U.S. economy and captures 80% of the U.S. equity market capitalization.
[2]	Represents the period from June 1, 2016 to December 31, 2016.
[3]	The inception date is June 1, 2016, the day on which Mr. Rajiv Jain began managing the first GQG Comparable Account.

Performance Information for the Prior Comparable Account

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[1]	Total Assets at End of Period ($ millions)
2016[2]	2.59%	2.81%	3.57%	$3.49
2015	3.53%	4.05%	1.38%	$3.40
2014[3]	6.27%	6.53%	6.11%	$3.27

Average Annual Total Pre-Tax Returns (as of 5/31/2016)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[1]
1 Year	2.65%	3.17%	1.72%
Since Inception[4]	6.52%	7.05%	5.81%

[1]	The S&P 500 Index includes 500 companies in leading industries of the U.S. economy and captures 80% of the U.S. equity market capitalization.
[2]	Represents the period from January 1, 2016 to May 31, 2016.
[3]	Represents the period from July 1, 2014 to December 31, 2014.
[4]	The inception date is July 1, 2014, the beginning of the first full month in which Mr. Rajiv Jain managed the Prior Comparable Account.

Global Quality Equity Fund

The following tables give the related performance of all separate accounts managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the GQG Partners Global Quality Equity Fund (the “GQG Comparable Accounts”) and a personal account managed by Rajiv Jain while employed by a firm unaffiliated with the Adviser that had investment objectives, policies and strategies substantially similar to those of the Global Quality Equity Fund (the “Prior Comparable Account,” and, together with the GQG Comparable Accounts, the “Accounts”). The data do not represent the performance of the GQG Partners Global Quality Equity Fund. Performance is historical and does not represent the future performance of the GQG Partners Global Quality Equity Fund or of the Adviser.

Mr. Rajiv Jain is primarily responsible for the day-to-day management of the Global Quality Equity Fund and the GQG Comparable Accounts, and was primarily responsible for the day-to-day management of the Prior Comparable Account. Mr. Rajiv Jain exercises final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Global Quality Equity Fund and the GQG Comparable Accounts, and exercised the same level of authority and discretion in managing the Prior Comparable Account. On July 1, 2022, Brian Kersmanc and Sudarshan Murthy were promoted to Portfolio Manager of the Global Quality Equity Fund and GQG Comparable Accounts and works alongside Mr. Rajiv Jain. On January 1, 2024, Siddharth Jain was promoted to Deputy Portfolio Manager of the Global Quality Equity Fund and GQG Comparable Accounts and works alongside Messrs. Jain, Kersmanc, and Murthy. They work collaboratively with Mr. Rajiv Jain in the investment decision making process with Mr.

Rajiv Jain having veto rights on any investment decision making and continuing to act unilaterally when Mr. Rajiv Jain deems appropriate.

The manner in which the performance was calculated for the Accounts differs from that of registered mutual funds such as the Global Quality Equity Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has calculated the performance consistent with Global Investment Performance Standards (“GIPS®”).

The returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of foreign withholding taxes and all fees and expenses, including investment management fees, brokerage commissions, execution costs, sales loads and account fees, if any, paid by the Accounts, without taking into account federal or state income taxes, while “gross of fees” returns do not reflect the deduction of investment management fees. “Net of fees” returns are calculated using an investment management fee of 0.70%, which is the highest stated investment management fee for the strategy and is higher than the investment management fee of the Global Quality Equity Fund. The performance information is calculated in and expressed in United States dollars.

Because of variation in fee levels, the returns presented for the GQG Comparable Accounts may not be reflective of performance in any one particular Account. Therefore, the performance information shown below for the GQG Comparable Accounts is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Global Quality Equity Fund’s total fees and expenses are generally expected to be higher than those of the Accounts. If the Global Quality Equity Fund’s fees and expenses had been imposed on the Accounts, the performance shown below would have been lower. The Accounts are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Global Quality Equity Fund by the federal securities and tax laws. Consequently, the performance results for the Accounts could have been adversely affected if the Accounts were subject to the same federal securities and tax laws as the Global Quality Equity Fund.

The investment results for the Accounts presented below are not intended to predict or suggest the future returns of the Global Quality Equity Fund. The performance data shown below should not be considered a substitute for the GQG Partners Global Quality Equity Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DO NOT REPRESENT THE PERFORMANCE OF THE GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Performance Information for the GQG Comparable Accounts

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI ACWI Index[1]	Number of Accounts	Total Assets at End of Period ($ millions)
2023	19.81%	20.65%	22.20%	36	$26,425
2022	(4.63)%	(3.96)%	(18.36)%	33	$20,594
2021	17.47%	18.29%	18.54%	31	$21,328
2020	15.35%	16.16%	16.25%	27	$16,694
2019	25.46%	26.34%	26.60%	22	$9,384
2018	-0.09%	0.61%	-9.42%	13	$4,635
2017	26.15%	27.04%	23.97%	9	$1,950
2016[2]	7.41%	7.84%	5.91%	1	$16.3

Average Annual Total Pre-Tax Returns (as of 12/31/2023)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI ACWI Index[1]
5 Years	14.20%	15.00%	11.72%
1 Year	19.81%	20.65%	22.20%
Since Inception[3]	12.16%	12.94%	8.17%

[1]	The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.
[2]	Represents the period from June 1, 2016 to December 31, 2016.
[3]	The inception date is June 1, 2016, the day on which Mr. Rajiv Jain began managing the first GQG Comparable Account.

Performance Information for the Prior Comparable Account

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI ACWI Index[1]	Total Assets at End of Period ($ millions)
2016[2]	3.64%	3.94%	1.85%	$8.44
2015	3.76%	4.49%	-2.36%	$8.12
2014[3]	2.14%	2.32%	0.41%	$7.00

Average Annual Total Pre-Tax Returns (as of 5/31/2016)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI ACWI Index[1]
1 Year	2.63%	3.35%	-5.42%
Since Inception[4]	5.80%	6.54%	-0.09%

[1]	The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.
[2]	Represents the period from January 1, 2016 to May 31, 2016.
[3]	Represents the period from October 1, 2014 to December 31, 2014.
[4]	The inception date is October 1, 2014, the beginning of the first full month in which Mr. Rajiv Jain managed the Prior Comparable Account.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The GQG Equity Funds each offer three class of shares to investors, Investor Shares, Institutional Shares, and R6 Shares. The GQG Value Funds each offer two classes of shares to investors, Investor Shares and Institutional Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Investor Shares, Institutional Shares and R6 Shares. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Investor Shares	Primarily individual investors	Initial - $2,500 ($100 for IRAs) Subsequent – $100	0.25% Shareholder Servicing Fee
Institutional Shares	Primarily institutional investors

Initial - $500,000

Subsequent – None

The minimum initial investment amount for Institutional Shares of the Fund is waived for clients of financial intermediaries that have accounts holding Institutional Shares with an aggregate value of at least $500,000 (or that are expected to reach this level).

No Shareholder Servicing Fee
R6 Shares

Section 401(k), 403(b), 457, profit-sharing, money purchase pension, defined benefit pension, non-qualified deferred compensation plans or other employee benefit plans that are sponsored by one or more employers or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase R6 Shares through a plan level or omnibus account.

		Initial – None Subsequent – None	No Shareholder Servicing Fee

Investor Shares, Institutional Shares and R6 Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services on the platform or program of the intermediary through which you own shares. Your financial intermediary can tell you which class of shares is available through your platform or program.

Each Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 866-362-8333.

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

GQG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

GQG Funds
c/o SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 866-362-8333 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number). The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives and accepts the wire in good order.

Wiring Instructions

UMB Bank, N.A.
ABA # 101000695
GQG Funds
DDA # 9872013085
Ref: Fund name/share class/account number/account name

By Systematic Investment Plan (via ACH)
(Investor Shares and Institutional Shares Only)

You may not open an account via ACH. However, once you have established a direct account with the Funds, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Funds by mail at: GQG Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: GQG Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the valuation procedures used by the Fund. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such transactions will be valued in accordance with the valuation procedures used by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

The minimum investment amount for Investor Shares of a Fund is generally $2,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for IRAs are generally $100.

To purchase Institutional Shares of a Fund for the first time, you must invest at least $500,000. There is no minimum subsequent investment amount for Institutional Shares. The minimum initial investment amount for Institutional Shares of a Fund is waived for clients of financial intermediaries that have accounts holding Institutional Shares with an aggregate value of at least $500,000 (or that are expected to reach this level).

There is no minimum initial or subsequent investment amount for R6 Shares of the GQG Equity Funds.

The Funds may accept investments of smaller amounts in their sole discretion.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Emerging Markets Equity Fund	Investor Shares	GQGPX	00771X 427	1330
	Institutional Shares	GQGIX	00771X 419	1331
	R6 Shares	GQGRX	00771X 393	1332
US Select Quality Equity Fund	Investor Shares	GQEPX	00774Q 874	1333
	Institutional Shares	GQEIX	00774Q 866	1334
	R6 Shares	GQERX	00774Q 858	1335
Global Quality Equity Fund	Investor Shares	GQRPX	00774Q 718	1336
	Institutional Shares	GQRIX	00774Q 692	1337
	R6 Shares	GQRRX	00774Q 684	1338
International Quality Value Fund	Investor Shares	GQJPX	00775Y 504	4270
	Institutional Shares	GQJIX	00775Y 603	4271
US Quality Value Fund	Investor Shares	GQHPX	00775Y 702	4272
	Institutional Shares	GQHIX	00775Y 801	4273
Global Quality Value Fund	Investor Shares	GQFPX	00775Y 884	4274
	Institutional Shares	GQFIX	00775Y 876	4275

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (defined below) receives and accepts your purchase order in good order. “Good order” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds. Purchase orders that are not in good order cannot be accepted and processed even if money to purchase shares has been submitted by wire, check or ACH.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive and accept your purchase order in good order before the close of normal trading on the NYSE. If your purchase order is not received and accepted in good order before the close of normal trading on the NYSE, you will receive the NAV calculated on the subsequent Business Day on which your order is received and accepted in good order. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Funds’ valuation designee to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by a Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which a Fund prices its shares, the value the Adviser assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser, subject to Board oversight.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 866-362-8333.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 866-362-8333 for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives and accepts your request in good order.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

GQG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

GQG Funds
c/o SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 866-362-8333 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)
(Investor Shares and Institutional Shares Only)

If you have a direct account with the Funds and your account balance is at least $1,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by a Fund in its sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 for Investor Shares ($500 for IRAs) or $100,000 for Institutional Shares, because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

How to Exchange Fund Shares

At no charge, you may exchange Investor Shares, Institutional Shares, or R6 Shares of one Fund for Investor Shares, Institutional Shares, or R6 Shares, respectively, of another Fund by writing to or calling the Funds. R6 Shares are only offered by the GQG Equity Funds. Exchanges are subject to the eligibility requirements and the fees and expenses of the Fund you exchange into. An exchange of Fund shares for share of another Fund constitutes a sale for tax purposes; such exchange, however, is generally not subject to tax when made within an IRA or other tax-deferred account. Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you may also convert one class of shares of one Fund directly to another class of shares of the same Fund, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of a Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a Fund or share class which your financial intermediary sells or services on the platform or program of the intermediary through which you own shares. Your financial intermediary can tell you which Funds and share classes are available through your platform or program.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

Each Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in R6 Shares.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Adviser has procedures designed to determine the fair value of foreign securities for purposes of calculating the Funds’ NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Because the Funds may invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than four “round trips,” including exchanges, into or out of a Fund within any one-year period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, within any ninety-day period, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders.

The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds on behalf of their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to the Funds’ right to reject purchases as described in this prospectus, upon receipt of your application in good order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 866-362-8333.

Dividends and Distributions

The Emerging Markets Equity Fund, US Select Quality Equity Fund and Global Quality Equity Fund distribute their net investment income, and make distributions of their net realized capital gains, if any, at least annually.

The International Quality Value Fund, US Quality Value Fund and Global Quality Value Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of certain important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for the special tax treatment afforded to RICs under the Code. If a Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if a Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, and distributions of short-term capital gain are generally taxable at ordinary income tax rates.

Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Assuming you hold your Fund shares as a capital asset, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain of the Funds may seek to provide exposure to the investment returns of physical commodities through investments in commodity-based ETFs. Commodity investments generally do not produce qualifying income for purposes of the qualifying income test (as defined in the “Taxes” section of the SAI), which must be met in order for a Fund to maintain its status as a RIC under the Code. Such Funds intend to monitor such investments to ensure that any non-qualifying income (when combined with its other investments that produce non-qualifying income) does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments. If any of such Funds do not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could have significant negative consequences to such Funds’ shareholders (see more information in the “Taxes” section of the SAI).

The Funds may be subject to foreign withholding taxes with respect to dividends or interest the Funds receive from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Funds (or their administrative agent) will notify you if they make such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is included in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for periods ended on or before March 31, 2024 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2024 Annual Report of the Funds, which is available upon request by calling the Funds at 866-362-8333. The Funds’ semi-annual report for the six-month period ended on September 30, 2024 and the information provided below for the six-month period ended on September 30, 2024 have not been audited.

GQG PARTNERS EMERGING MARKETS EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021		Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$17.38		$12.96		$15.44		$17.65		$14.84		$13.11
Income from Investment Operations:
Net Investment Income*	0.23		0.41		0.69		0.36		0.13		0.07
Net Realized and Unrealized Gain (Loss)	0.37		4.41		(2.48)		(1.94)		2.71		1.80
Total from Investment Operations	0.60		4.82		(1.79)		(1.58)		2.84		1.87
Dividends and Distributions:
Net Investment Income	—		(0.40)		(0.69)		(0.38)		(0.03)		(0.14)
Capital Gains	—		—		—		(0.25)		—		—
Total Dividends and Distributions	—		(0.40)		(0.69)		(0.63)		(0.03)		(0.14)
Net Asset Value, End of Year/Period	$17.98		$17.38		$12.96		$15.44		$17.65		$14.84
Total Return†	3.45%		37.50%		(11.47)%		(9.19)%		19.12%		14.39%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$671,359		$616,353		$294,808		$204,004		$173,963		$88,121
Ratio of Expenses to Average Net Assets	1.18	%††	1.20	%(2)	1.23	%(2)	1.16	%††(2)	1.16	%(2)	1.16%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	1.18	%††	1.20%		1.22%		1.15	%††	1.16%		1.22%
Ratio of Net Investment Income to Average Net Assets	2.56	%††	2.72%		5.14%		3.14	%††	0.72%		0.53%
Portfolio Turnover Rate	51	%‡	49%		88%		75	%‡	101%		93%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS EMERGING MARKETS EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021		Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$17.48		$13.03		$15.52		$17.74		$14.90		$13.15
Income from Investment Operations:
Net Investment Income*	0.25		0.46		0.74		0.37		0.16		0.09
Net Realized and Unrealized Gain (Loss)	0.38		4.42		(2.51)		(1.93)		2.72		1.82
Total from Investment Operations	0.63		4.88		(1.77)		(1.56)		2.88		1.91
Dividends and Distributions:
Net Investment Income	—		(0.43)		(0.72)		(0.41)		(0.04)		(0.16)
Capital Gains	—		—		—		(0.25)		—		—
Total Dividends and Distributions	—		(0.43)		(0.72)		(0.66)		(0.04)		(0.16)
Net Asset Value, End of Year/Period	$18.11		$17.48		$13.03		$15.52		$17.74		$14.90
Total Return†	3.60%		37.78%		(11.32)%		(9.07)%		19.35%		14.62%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$21,803,807		$19,043,298		$10,954,713		$8,809,402		$8,429,150		$4,276,901
Ratio of Expenses to Average Net Assets	0.97	%††	0.98	%(2)	0.98	%(2)	0.98	%††(2)	0.98	%(2)	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97	%††	0.98%		0.97%		0.97	%††	0.98%		1.03%
Ratio of Net Investment Income to Average Net Assets	2.76	%††	3.02%		5.46%		3.25	%††	0.90%		0.67%
Portfolio Turnover Rate	51	%‡	49%		88%		75	%‡	101%		93%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS EMERGING MARKETS EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021		Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$17.49		$13.03		$15.52		$17.74		$14.90		$13.14
Income from Investment Operations:
Net Investment Income*	0.24		0.45		0.65		0.37		0.21		0.08
Net Realized and Unrealized Gain (Loss)	0.39		4.44		(2.42)		(1.93)		2.67		1.84
Total from Investment Operations	0.63		4.89		(1.77)		(1.56)		2.88		1.92
Dividends and Distributions:
Net Investment Income	—		(0.43)		(0.72)		(0.41)		(0.04)		(0.16)
Capital Gains	—		—		—		(0.25)		—		—
Total Dividends and Distributions	—		(0.43)		(0.72)		(0.66)		(0.04)		(0.16)
Net Asset Value, End of Year/Period	$18.12		$17.49		$13.03		$15.52		$17.74		$14.90
Total Return†	3.60%		37.86%		(11.32)%		(9.07)%		19.35%		14.71%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$494,865		$340,711		$189,724		$66,084		$65,354		$23,214
Ratio of Expenses to Average Net Assets	0.97	%††	0.98	%(2)	0.98	%(2)	0.98	%††(2)	0.98	%(2)	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97	%††	0.98%		0.97%		0.97	%††	0.98%		1.03%
Ratio of Net Investment Income to Average Net Assets	2.70	%††	3.01%		4.85%		3.25	%††	1.17%		0.65%
Portfolio Turnover Rate	51	%‡	49%		88%		75	%‡	101%		93%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS US SELECT QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$22.46		$15.18	$17.74	$16.42		$13.37	$10.71
Income from Investment Operations:
Net Investment Income*	0.12		0.04	0.28	0.20		0.09	0.05
Net Realized and Unrealized Gain (Loss)	0.92		7.32	(2.15)	1.37		3.05	2.68
Total from Investment Operations	1.04		7.36	(1.87)	1.57		3.14	2.73
Dividends and Distributions:
Net Investment Income	—		(0.08)	(0.26)	(0.14)		(0.01)	(0.07)
Capital Gains	—		—	(0.43)	(0.11)		(0.08)	—
Total Dividends and Distributions	—		(0.08)	(0.69)	(0.25)		(0.09)	(0.07)
Net Asset Value, End of Year/Period	$23.50		$22.46	$15.18	$17.74		$16.42	$13.37
Total Return†	4.63%		48.60%	(10.59)%	9.66%		23.57%	25.62%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$596,859		$286,110	$82,943	$25,786		$2,186	$1,233
Ratio of Expenses to Average Net Assets	0.69	%††	0.67%	0.74%	0.59	%††	0.59%	0.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.69	%††	0.68%	0.76%	0.61	%††	0.63%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.01	%††	0.21%	1.78%	1.75	%††	0.61%	0.47%
Portfolio Turnover Rate	120	%‡	148%	211%	125	%‡	143%	163%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS US SELECT QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$22.55		$15.24	$17.78	$16.45		$13.39	$10.72
Income from Investment Operations:
Net Investment Income*	0.13		0.07	0.33	0.16		0.12	0.06
Net Realized and Unrealized Gain (Loss)	0.94		7.36	(2.17)	1.42		3.04	2.68
Total from Investment Operations	1.07		7.43	(1.84)	1.58		3.16	2.74
Dividends and Distributions:
Net Investment Income	—		(0.12)	(0.27)	(0.14)		(0.02)	(0.07)
Capital Gains	—		—	(0.43)	(0.11)		(0.08)	—
Total Dividends and Distributions	—		(0.12)	(0.70)	(0.25)		(0.10)	(0.07)
Net Asset Value, End of Year/Period	$23.62		$22.55	$15.24	$17.78		$16.45	$13.39
Total Return†	4.75%		48.90%	(10.40)%	9.72%		23.69%	25.72%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,638,405		$2,024,632	$1,267,680	$884,331		$672,120	$165,974
Ratio of Expenses to Average Net Assets	0.49	%††	0.49%	0.49%	0.49	%††	0.49%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.49	%††	0.50%	0.51%	0.51	%††	0.53%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.15	%††	0.39%	2.03%	1.45	%††	0.80%	0.54%
Portfolio Turnover Rate	120	%‡	148%	211%	125	%‡	143%	163%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS US SELECT QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$22.56		$15.25	$17.79	$16.46		$13.39	$10.73
Income from Investment Operations:
Net Investment Income*	0.13		0.08	0.33	0.16		0.13	0.07
Net Realized and Unrealized Gain (Loss)	0.94		7.35	(2.17)	1.42		3.04	2.66
Total from Investment Operations	1.07		7.43	(1.84)	1.58		3.17	2.73
Dividends and Distributions:
Net Investment Income	—		(0.12)	(0.27)	(0.14)		(0.02)	(0.07)
Capital Gains	—		—	(0.43)	(0.11)		(0.08)	—
Total Dividends and Distributions	—		(0.12)	(0.70)	(0.25)		(0.10)	(0.07)
Net Asset Value, End of Year/Period	$23.63		$22.56	$15.25	$17.79		$16.46	$13.39
Total Return†	4.74%		48.87%	(10.39)%	9.72%		23.77%	25.60%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$53,389		$41,736	$8,010	$9,670		$9,904	$337
Ratio of Expenses to Average Net Assets	0.49	%††	0.49%	0.49%	0.49	%††	0.49%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.49	%††	0.50%	0.51%	0.51	%††	0.53%	0.93%
Ratio of Net Investment Income to Average Net Assets	1.17	%††	0.41%	1.99%	1.39	%††	0.84%	0.60%
Portfolio Turnover Rate	120	%‡	148%	211%	125	%‡	143%	163%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$19.53		$13.55		$15.28		$14.62		$12.48	$10.48
Income from Investment Operations:
Net Investment Income*	0.15		0.15		0.43		0.27		0.08	0.04
Net Realized and Unrealized Gain (Loss)	0.65		6.03		(1.75)		0.62		2.06	1.96
Total from Investment Operations	0.80		6.18		(1.32)		0.89		2.14	2.00
Dividends and Distributions:
Net Investment Income	—		(0.20)		(0.39)		(0.23)		—	—
Capital Gains	—		—		(0.02)		—		—	—
Total Dividends and Distributions	—		(0.20)		(0.41)		(0.23)		—	—
Net Asset Value, End of Year/Period	$20.33		$19.53		$13.55		$15.28		$14.62	$12.48
Total Return†	4.09%		45.88%		(8.73)%		6.11%		17.15%	19.08%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$245,394		$81,323		$23,322		$4,087		$2,017	$1,252
Ratio of Expenses to Average Net Assets	0.89	%††	0.88	%(2)	1.00	%(2)	0.90	%††(2)	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.89	%††	0.88%		0.97%		0.88	%††	0.91%	1.35%
Ratio of Net Investment Income to Average Net Assets	1.47	%††	0.92%		3.05%		2.75	%††	0.62%	0.33%
Portfolio Turnover Rate	84	%‡	97%		139%		95	%‡	124%	123%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$19.61		$13.60		$15.31		$14.65		$12.50	$10.48
Income from Investment Operations:
Net Investment Income*	0.17		0.19		0.50		0.28		0.12	0.05
Net Realized and Unrealized Gain (Loss)	0.64		6.05		(1.79)		0.63		2.04	1.97
Total from Investment Operations	0.81		6.24		(1.29)		0.91		2.16	2.02
Dividends and Distributions:
Net Investment Income	—		(0.23)		(0.40)		(0.25)		(0.01)	— ^
Capital Gains	—		—		(0.02)		—		—	—
Total Dividends and Distributions	—		(0.23)		(0.42)		(0.25)		(0.01)	—
Net Asset Value, End of Year/Period	$20.42		$19.61		$13.60		$15.31		$14.65	$12.50
Total Return†	4.13%		46.19%		(8.52)%		6.22%		17.33%	19.32%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,246,429		$2,393,659		$1,308,554		$834,826		$610,670	$201,026
Ratio of Expenses to Average Net Assets	0.69	%††	0.71	%(2)	0.75	%(2)	0.75	%††(2)	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.69	%††	0.71%		0.72%		0.73	%††	0.76%	1.14%
Ratio of Net Investment Income to Average Net Assets	1.70	%††	1.16%		3.57%		2.81	%††	0.86%	0.48%
Portfolio Turnover Rate	84	%‡	97%		139%		95	%‡	124%	123%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024		Year Ended March 31, 2023		Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020
Net Asset Value, Beginning of Year/Period	$19.60		$13.60		$15.30		$14.64		$12.50	$10.48
Income from Investment Operations:
Net Investment Income*	0.17		0.20		0.51		0.28		0.19	0.05
Net Realized and Unrealized Gain (Loss)	0.65		6.03		(1.79)		0.63		1.96	1.97
Total from Investment Operations	0.82		6.23		(1.28)		0.91		2.15	2.02
Dividends and Distributions:
Net Investment Income	—		(0.23)		(0.40)		(0.25)		(0.01)	— ^
Capital Gains	—		—		(0.02)		—		—	—
Total Dividends and Distributions	—		(0.23)		(0.42)		(0.25)		(0.01)	—
Net Asset Value, End of Year/Period	$20.42		$19.60		$13.60		$15.30		$14.64	$12.50
Total Return†	4.18%		46.12%		(8.46)%		6.23%		17.25%	19.32%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$60,843		$65,047		$47,868		$51,423		$52,514	$313
Ratio of Expenses to Average Net Assets	0.69	%††	0.71	%(2)	0.75	%(2)	0.75	%††(2)	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.69	%††	0.70%		0.72%		0.73	%††	0.76%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.73	%††	1.24%		3.63%		2.76	%††	1.32%	0.50%
Portfolio Turnover Rate	84	%‡	97%		139%		95	%‡	124%	123%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.98		$8.42	$9.54	$10.00
Income from Investment Operations:
Net Investment Income*	0.24		0.43	0.49	0.32
Net Realized and Unrealized Loss	0.67		1.55	(1.10)	(0.56)
Total from Investment Operations	0.91		1.98	(0.61)	(0.24)
Dividends and Distributions:
Net Investment Income	(0.20)		(0.42)	(0.51)	(0.22)
Total Dividends and Distributions	(0.20)		(0.42)	(0.51)	(0.22)
Net Asset Value, End of Year/Period	$10.69		$9.98	$8.42	$9.54
Total Return†	9.19%		24.13%	(6.24)%	(2.45)%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$19,973		$10,015	$5,562	$1,025
Ratio of Expenses to Average Net Assets	0.81	%††	0.83%	0.91%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.84	%††	0.96%	1.08%	1.91%††
Ratio of Net Investment Income to Average Net Assets	4.65	%††	4.78%	5.73%	4.33%††
Portfolio Turnover Rate	41	%‡	48%	80%	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.98		$8.42	$9.54	$10.00
Income from Investment Operations:
Net Investment Income*	0.26		0.46	0.53	0.35
Net Realized and Unrealized Loss	0.66		1.53	(1.14)	(0.59)
Total from Investment Operations	0.92		1.99	(0.61)	(0.24)
Dividends and Distributions:
Net Investment Income	(0.21)		(0.43)	(0.51)	(0.22)
Total Dividends and Distributions	(0.21)		(0.43)	(0.51)	(0.22)
Net Asset Value, End of Year/Period	$10.69		$9.98	$8.42	$9.54
Total Return†	9.25%		24.29%	(6.21)%	(2.45)%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$346,191		$151,181	$91,491	$44,629
Ratio of Expenses to Average Net Assets	0.68	%††	0.72%	0.79%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.71	%††	0.85%	0.96%	1.48%††
Ratio of Net Investment Income to Average Net Assets	5.00	%††	5.02%	6.17%	4.67%††
Portfolio Turnover Rate	41	%‡	48%	80%	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

GQG PARTNERS US QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$12.52		$11.04	$11.64	$10.00
Income from Investment Operations:
Net Investment Income*	0.15		0.28	0.37	0.28
Net Realized and Unrealized Gain (Loss)	0.74		1.49	(0.65)	1.57
Total from Investment Operations	0.89		1.77	(0.28)	1.85
Dividends and Distributions:
Net Investment Income	(0.15)		(0.29)	(0.32)	(0.21)
Return of Capital	—		—	—	—	^
Total Dividends and Distributions	(0.15)		(0.29)	(0.32)	(0.21)
Net Asset Value, End of Year/Period	$13.26		$12.52	$11.04	$11.64
Total Return†	7.13%		16.29%	(2.30)%	18.57%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$8,199		$5,079	$4,083	$1,232
Ratio of Expenses to Average Net Assets	0.60	%††	0.59%	0.57%	0.49	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.66	%††	0.68%	0.70%	1.49	%††
Ratio of Net Investment Income to Average Net Assets	2.40	%††	2.51%	3.29%	3.49	%††
Portfolio Turnover Rate	65	%‡	103%	103%	99	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS US QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$12.53		$11.04	$11.64	$10.00
Income from Investment Operations:
Net Investment Income*	0.16		0.29	0.36	0.34
Net Realized and Unrealized Gain (Loss)	0.73		1.50	(0.63)	1.51
Total from Investment Operations	0.89		1.79	(0.27)	1.85
Dividends and Distributions:
Net Investment Income	(0.15)		(0.30)	(0.33)	(0.21)
Return of Capital	—		—	—	—	^
Total Dividends and Distributions	(0.15)		(0.30)	(0.33)	(0.21)
Net Asset Value, End of Year/Period	$13.27		$12.53	$11.04	$11.64
Total Return†	7.18%		16.49%	(2.27)%	18.57%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$176,382		$149,394	$159,815	$79,132
Ratio of Expenses to Average Net Assets	0.49	%††	0.49%	0.49%	0.49	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.55	%††	0.58%	0.62%	0.98	%††
Ratio of Net Investment Income to Average Net Assets	2.49	%††	2.59%	3.22%	4.10	%††
Portfolio Turnover Rate	65	%‡	103%	103%	99	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS GLOBAL QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.49		$9.66	$10.36	$10.00
Income from Investment Operations:
Net Investment Income*	0.24		0.41	0.40	0.30
Net Realized and Unrealized Gain (Loss)	0.44		1.81	(0.59)	0.27
Total from Investment Operations	0.68		2.22	(0.19)	0.57
Dividends and Distributions:
Net Investment Income	(0.23)		(0.39)	(0.51)	(0.20)
Return of Capital	—		—	— ^	(0.01)
Total Dividends and Distributions	(0.23)		(0.39)	(0.51)	(0.21)
Net Asset Value, End of Year/Period	$11.94		$11.49	$9.66	$10.36
Total Return†	5.99%		23.51%	(1.50)%	5.69%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$15,892		$9,778	$9,124	$1,060
Ratio of Expenses to Average Net Assets	0.82	%††	0.84%	0.86%	0.75	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.89	%††	0.93%	1.03%	1.83	%††
Ratio of Net Investment Income to Average Net Assets	3.96	%††	3.97%	4.19%	3.92	%††
Portfolio Turnover Rate	55	%‡	67%	84%	109	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

GQG PARTNERS GLOBAL QUALITY VALUE FUND

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.48		$9.66	$10.36	$10.00
Income from Investment Operations:
Net Investment Income*	0.25		0.41	0.53	0.32
Net Realized and Unrealized Gain (Loss)	0.45		1.82	(0.72)	0.25
Total from Investment Operations	0.70		2.23	(0.19)	0.57
Dividends and Distributions:
Net Investment Income	(0.24)		(0.41)	(0.51)	(0.20)
Return of Capital	—		—	— ^	(0.01)
Total Dividends and Distributions	(0.24)		(0.41)	(0.51)	(0.21)
Net Asset Value, End of Year/Period	$11.94		$11.48	$9.66	$10.36
Total Return†	6.15%		23.58%	(1.46)%	5.70%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$119,312		$104,392	$81,268	$70,523
Ratio of Expenses to Average Net Assets	0.68	%††	0.70%	0.75%	0.75	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.75	%††	0.80%	0.92%	1.29	%††
Ratio of Net Investment Income to Average Net Assets	4.28	%††	3.98%	5.45%	4.14	%††
Portfolio Turnover Rate	55	%‡	67%	84%	109	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The Advisors’ Inner Circle Fund III

GQG Funds

Investment Adviser
GQG Partners LLC
450 East Las Olas Boulevard, Suite 750
Fort Lauderdale, Florida 33301

Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel
Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated August 1, 2024, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements, or More Information:

By Telephone:	866-362-8333
By Mail:	GQG Funds P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	www.gqg.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: https://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

GQG-PS-002-0900

STATEMENT OF ADDITIONAL INFORMATION

GQG PARTNERS EMERGING MARKETS EQUITY FUND

Investor Shares: GQGPX

Institutional Shares: GQGIX

R6 Shares: GQGRX

GQG PARTNERS US SELECT QUALITY EQUITY FUND

Investor Shares: GQEPX

Institutional Shares: GQEIX

R6 Shares: GQERX

GQG PARTNERS GLOBAL QUALITY EQUITY FUND

Investor Shares: GQRPX

Institutional Shares: GQRIX

R6 Shares: GQRRX

GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND

(Formerly, GQG Partners International Quality Dividend Income Fund)

Investor Shares: GQJPX

Institutional Shares: GQJIX

GQG PARTNERS US QUALITY VALUE FUND

(Formerly, GQG Partners US Quality Dividend Income Fund)

Investor Shares: GQHPX

Institutional Shares: GQHIX

GQG PARTNERS GLOBAL QUALITY VALUE FUND

(Formerly, GQG Partners Global Quality Dividend Income Fund)

Investor Shares: GQFPX

Institutional Shares: GQFIX

each, a series of

THE ADVISORS’ INNER CIRCLE FUND III

August 1, 2024,

as Amended December 9, 2024

Investment Adviser:

GQG PARTNERS LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the GQG Partners Emerging Markets Equity Fund (the "Emerging Markets Equity Fund"), GQG Partners US Select Quality Equity Fund (the "US Select Quality Equity Fund"), GQG Partners Global Quality Equity Fund (the "Global Quality Equity Fund" and together with the Emerging Markets Equity Fund and US Select Quality Equity Fund, the "GQG Equity Funds"), GQG Partners International Quality Value Fund (the "International Quality Value Fund"), GQG Partners US Quality Value Fund (the "US Quality Value Fund"), and GQG Partners Global Quality Value Fund (the "Global Quality Value Fund" and together with the International Quality Value Fund and US Quality Value Fund, the "GQG Value Funds") (each, a "Fund" and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated August 1, 2024, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated March 31, 2024, as well as the unaudited financial statements as contained in the Semi-Annual Report dated September 30, 2024, are incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus, the Funds' annual or semi-annual report, free of charge by writing to the Funds at GQG Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: GQG Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Funds at 866-362-8333.

i

August 1, 2024, as amended December 9, 2024	GQG-SX-003-0800

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013, as amended September 10, 2020 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund ("ETF"), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, Investor Shares and R6 Shares. The different classes provide for variations in shareholder servicing fees and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing fees, see "Payments to Financial Intermediaries" in this SAI. The Trust reserves the right to create and issue additional classes of shares. The Funds are currently offered in the following classes of shares:

FUNDS	CLASSES
Emerging Markets Equity Fund	Institutional/Investor/R6
US Select Quality Equity Fund	Institutional/Investor/R6
Global Quality Equity Fund	Institutional/Investor/R6
International Quality Value Fund	Institutional/Investor
US Quality Value Fund	Institutional/Investor
Global Quality Value Fund	Institutional/Investor

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. Each Fund is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund, which increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a "diversified" fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a "diversified" fund would be. Each Fund, however, intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). For more information, see "Taxes" below.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

American Depositary Receipts ("ADRs")

ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than such securities, and ETFs have management fees that increase their costs versus the costs of owning such securities directly. See also "Securities of Other Investment Companies" below.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings ("IPOs"). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

General Risks of Investing in Stocks:

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts ("REITs")

A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, U.S. REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Master Limited Partnerships

MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP's interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Exchange-Traded Notes ("ETNs")

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Foreign Securities

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund's securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. A Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. A Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency's operations and financial condition are influenced by the foreign government's economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government's agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

•	Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains;

▪	Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, on January 31, 2020, the United Kingdom (the "UK") formally withdrew from the European Union (the "EU") (commonly referred to as "Brexit"). Following a transition period, the UK and the EU signed a post-Brexit trade agreement governing their future economic relationship on December 30, 2020. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

▪	In addition, on February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia's actions, various countries, including the U.S., Canada, the UK, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

▪	Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets.

▪	Similarly, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to affected issuers.

▪	Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

•	Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

•	Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

•	Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•	Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Investment in the People's Republic of China ("China")

China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the "November 2020 Executive Order") prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as "Communist Chinese military companies" or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an Executive Order (the "August 2023 Executive Order" and, together with the November 2020 Executive Order, the "Executive Orders") directing the U.S. Department of the Treasury (the "Treasury") to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies, including semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. Concurrent with the August 2023 Executive Order, the Treasury issued an Advance Notice of Proposed Rulemaking which contemplates the possibility that the regulations adopted would not apply to investments made by collectively offered funds such as the Funds. These regulations have not yet been proposed or adopted by the Treasury and their scope and impact therefore are unclear, but if they were adopted in a way that applies to a Fund, the regulations could adversely affect the Fund's ability to make certain outbound investments.

The universe of securities affected by the Executive Orders can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in China A Shares. A Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, "Stock Connect") subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited ("HKEx"), the Hong Kong Securities Clearing Company Limited ("HKSCC"), Shanghai Stock Exchange ("SSE"), Shenzhen Stock Exchange ("SZSE") and China Securities Depository and Clearing Corporation Limited ("ChinaClear") with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi ("CNH") only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect a Fund is subject to the following additional risks:

•	General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

•	Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor's ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

•	China A Shares Market Suspension Risk. China A Shares may only be bought from, or sold to, the Fund at times when the relevant China A Shares may be sold or purchased on the relevant Chinese stock exchange. SSE and SZSE typically have the right to suspend or limit trading in any security traded on the relevant exchange if necessary to ensure an orderly and fair market and that risks are managed prudently. In the event of the suspension, the Fund's ability to access the Chinese market will be adversely affected.

•	Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

•	Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund's ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that a Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, a Fund may not have any proprietary interest in the China A Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of a Fund's investment in China A Shares and the amount of its income and gains could be adversely affected.

•	Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. Trading via Stock Connect may require pre-delivery or pre-validation of cash or shares to or by a broker. If the cash or shares are not in the broker's possession before the market opens on the day of selling, the sell order will be rejected. As a result, a Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

•	Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund's ability to invest in China A Shares through the program on a timely basis.

•	Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since each Fund is carrying out trading of China A Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund.

That said, if a Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A Shares through the Stock Connect program, it would be compensated by Hong Kong's Investor Compensation Fund.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Funds. A Fund's investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If a Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a "permanent establishment" in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Funds.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui [2014] No. 81 on October 31, 2014 ("Notice 81") and Caishui [2016] No. 127 on November 5, 2016 ("Notice 127"), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Funds may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund's return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund's investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by a Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities' ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund's overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. According to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of China, starting from August 28, 2023, the stamp duty on securities transactions is reduced by half. The sale or other transfer by the Adviser of A Shares will accordingly be subject to Chinese stamp duty, but a Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Funds may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund's returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund's investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Funds.

De-Globalization Risk

Each Fund's investments leave the Fund potentially susceptible to acute headline risk associated with Sino-U.S. trade tensions and the broader trend of de-globalization across the globe. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which a Fund invests and the performance of the Fund.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P Global Ratings ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A – Description of Ratings" to this SAI.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities

Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality's legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

•	Unsecured Bank Promissory Notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.

Investment Grade Fixed Income Securities

Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See "Appendix A - Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered "securities," and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's ability to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Funds may also enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

The Derivatives Rule (defined below) permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. The Derivatives Rule permits a Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the 1940 Act, or as a derivatives transaction under Rule 18f-4 under the 1940 Act.

Securities of Other Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses.

Generally, the federal securities laws limit the extent to which a Fund can invest in securities of other investment companies, subject to certain exceptions. For example, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

A Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. A Fund may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). In addition, a Fund may be able to rely on certain other rules under the 1940 Act to invest in shares of money market funds or other investment companies beyond the statutory limits noted above, but subject to certain conditions.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Funds may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with a Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the "Derivatives Rule") provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Registered investment companies that don't qualify as "limited derivatives users" as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program ("DRMP") and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a "derivatives risk manager," who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its "derivatives exposure" to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a "limited derivatives user"), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% "derivatives exposure" threshold.

The requirements of the Derivatives Rule may limit a Fund's ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund's investments and cost of doing business, which could adversely affect the value of a Fund's investments and/or the performance of a Fund. The rule also may not be effective to limit a Fund's risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund's derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's regulations, the Adviser, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds' operation. Therefore, the Funds are not subject to regulation as commodity pools under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the "delivery date"). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

•	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

•	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

•	Do not require an initial margin deposit; and

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

•	Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Participation Notes ("P-Notes"). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a P-Note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

•	Credit Default Swaps

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

•	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

•	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	Have to purchase or sell the instrument underlying the contract;

•	Not be able to hedge its investments; and/or

•	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	The facilities of the exchange may not be adequate to handle current trading volume;

•	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	Actual and anticipated changes in interest rates;

•	Fiscal and monetary policies; and

•	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, granted significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade.

In addition, the SEC adopted the Derivatives Rule on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. See "Derivatives – Rule 18f-4 under the 1940 Act" above for additional information on the requirements imposed on registered funds by the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds' investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Commodities Investments

The Funds may seek to provide exposure to the investment returns of physical commodities through investments in commodity-based ETFs, which are designed to provide this exposure for the Funds without direct investment by the Funds in physical commodities. Physical commodities are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The physical commodities markets may fluctuate widely based on a variety of factors. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather. The commodity markets are also subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

The prices of commodities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodities have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity investments generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith by the Adviser, subject to Board oversight. Despite such good faith efforts to determine fair value prices, a Fund's illiquid investments are subject to the risk that the investment's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund. Under the oversight of the Board, the Adviser determines the liquidity of a Fund's investments. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Securities Lending

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities

The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser.

Short Sales

The Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Derivatives Rule permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with the Derivatives Rule with respect to its when issued or delayed delivery transactions, which are considered derivatives transactions under the Derivatives Rule. See "Derivatives – Rule 18f-4 under the 1940 Act" above.

Special Risks of Cyber-attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

General Market and Geopolitical Risk.

Some countries and regions in which a Fund invests have experienced war (including Russia's military invasion of Ukraine), terrorism, labor strikes, social unrest, government defaults, government shutdowns, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues such as pandemics and epidemics (including those caused by COVID-19), and/or systemic market dislocations (including due to events outside of such countries or regions). Such events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Whether or not a Fund invests in securities of issuers located in countries impacted by such events, these and other events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

1.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

Each Fund's investment objective as well as the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein.

2.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions. For purposes of a Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to a Fund's policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISER

General. GQG Partners LLC ("GQG" or the "Adviser"), a Delaware limited liability company founded in 2016, is an SEC registered investment adviser that serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. The Adviser is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG's Chairman and Chief Investment Officer. The Adviser provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Board oversees the Adviser and establishes policies that the Adviser must follow in its management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the oversight of, and policies established by, the Board.

After the initial two-year term for a Fund, the continuance of the Advisory Agreement must be specifically approved for the Fund at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or, by the Adviser, on not less than 30 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Emerging Markets Equity Fund	0.90%
US Select Quality Equity Fund	0.45%
Global Quality Equity Fund	0.65%
International Quality Value Fund	0.55%[1]
US Quality Value Fund	0.45%
Global Quality Value Fund	0.55%[2]

[1]	Prior to August 1, 2023, the advisory fee for the International Quality Value Fund was 0.60%.
[2]	Prior to August 1, 2023, the advisory fee for the Global Quality Value Fund was 0.60%.

 The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding certain levels and until the date (the “term end date”) set forth below (each, a “contractual expense limit”).

Fund	Contractual Expense Limit	Term End Date
Emerging Markets Equity Fund	0.98%	July 31, 2025
US Select Quality Equity Fund	0.49%	July 31, 2025
Global Quality Equity Fund	0.75%	July 31, 2025
International Quality Value Fund	0.59%[1]	December 9, 2025
US Quality Value Fund	0.49%	December 9, 2025
Global Quality Value Fund	0.59%[2]	December 9, 2025

[1]	Prior to December 5, 2024, the contractual expense limit for the International Quality Value Fund was 0.68%. Prior to August 1, 2023, the Fund’s contractual expense limit was 0.79%.
[2]	Prior to December 5, 2024, the contractual expense limit for the Global Quality Value Fund was 0.68%. Prior to August 1, 2023, the Fund’s contractual expense limit was 0.75%.

This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the term end date.

In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that total annual Fund operating expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment.

For the fiscal year ended July 31, 2021, the fiscal period from August 1, 2021 to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Equity Funds paid the Adviser the following advisory fees:

Fund	Contractual Advisory Fees				Fees Waived by the Adviser				Total Fees Paid to the Adviser (After Waivers)
	2021	2022	2023	2024	2021	2022	2023	2024	2021	2022	2023	2024
Emerging Markets Equity Fund	$61,777,382	$53,876,661[1]	$88,681,692	$133,189,284	$556,088[2]	$0[1,3]	$93,843[4]	$468,416[5]	$61,221,294[2]	$53,876,661[1,3]	$88,587,849[4]	$132,720,868[5]
US Select Quality Equity Fund	$2,125,763	$2,451,713[1]	$5,573,781	$7,319,030	$211,769	$134,283[1]	$223,450	$193,626	$1,913,994	$2,317,430[1]	$5,350,331	$7,125,404
Global Quality Equity Fund	$2,589,327	$3,286,300[1]	$7,596,613	$12,295,814	$57,565	$0[1,3]	$0[4]	$0[5]	$2,531,762	$3,286,300[1,3]	$7,596,613[4]	$12,295,814[5]

[1]	Effective September 23, 2021, the Board approved a change in the fiscal year end of the GQG Equity Funds from July 31 to March 31.
[2]	During the fiscal year ended July 31, 2021, the Adviser additionally recovered previously waived and/or reimbursed fees in the amount of $633,046 for the Emerging Markets Equity Fund.

[3]	During the fiscal period from August 1, 2021 to March 31, 2022, the Adviser additionally recovered previously waived and/or reimbursed fees of $503,496 for the Emerging Markets Equity Fund and $88,802 for the Global Quality Equity Fund.
[4]	During the fiscal year ended March 31, 2023, the Adviser additionally recovered previously waived and/or reimbursed fees of $761,455 for the Emerging Markets Equity Fund and $392,605 for the Global Quality Equity Fund.
[5]	During the fiscal year ended March 31, 2024, the Adviser additionally recovered previously waived and/or reimbursed fees of $1,056,286 for the Emerging Markets Equity Fund and $29,461 for the Global Quality Equity Fund.

For the fiscal period from June 30, 2021 (commencement of Fund operations) to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Value Funds paid the Adviser the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser[1]			Total Fees Paid to the Adviser (After Waivers)
	2022	2023	2024	2022	2023	2024	2022	2023	2024
International Quality Value Fund	$152,298	$491,446	$679,926	$152,298	$128,072	$103,161	$0	$363,374	$576,765
US Quality Value Fund	$153,081	$578,623	$651,544	$153,081	$168,431	$124,064	$0	$410,192	$527,480
Global Quality Value Fund	$204,183	$508,780	$614,779	$171,171	$129,569	$87,045	$33,012	$379,211	$527,734

1	For the fiscal period from June 30, 2021 (commencement of Fund operations) to March 31, 2022, the Adviser additionally reimbursed fees of $10,822 for the International Quality Value Fund and $13,942 for the US Quality Value Fund to maintain the stated expense caps under its contractual expense limitation agreement with the Funds.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Each portfolio manager receives from the Adviser a fixed salary and retirement benefits, and may receive investment management services. In the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager's performance and the Adviser's overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of the GQG Partners Global Quality Equity Fund, calculated gross of management fees but net of other operating expenses. No portfolio manager's compensation is directly based on the value of assets in a Fund's portfolio. In addition, from time-to-time, employees of the Adviser, including Messrs. Kersmanc, Murthy and S. Jain, may receive an award of restricted stock units in the Adviser's parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year, unless otherwise noted. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

Name	Dollar Range of Fund Shares Owned[1]
Rajiv Jain

Over $1,000,000 (Emerging Markets Equity Fund)

Over $1,000,000 (US Select Quality Equity Fund)

Over $1,000,000 (Global Quality Equity Fund)

Over $1,000,000 (International Quality Value Fund)

Over $1,000,000 (US Quality Value Fund)

Over $1,000,000 (Global Quality Value Fund)

Sudarshan Murthy	$100,001-$500,000 (Emerging Markets Equity Fund)
Brian Kersmanc	$10,001-$50,000 (Emerging Markets Equity Fund) $100,001-$500,000 (US Select Quality Equity Fund) $100,001-$500,000 (Global Quality Equity Fund)
Siddharth Jain	$100,001-$500,000 (Global Quality Equity Fund)

[1]	Valuation date is March 31, 2024.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of March 31, 2024.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Rajiv Jain	6	$43,967	44[1]	$43,329	47[2]	$28,501
Sudarshan Murthy	6	$43,967	44[1]	$43,329	47[2]	$28,501
Brian Kersmanc	6	$43,967	44[1]	$43,329	47[2]	$28,501
Siddharth Jain	6	$43,967	44[1]	$43,329	47[2]	$28,501

[1]	Includes 3 accounts with a performance-based advisory fee, representing approximately $430 million in assets.
[2]	Includes 7 accounts with a performance-based advisory fee, representing approximately $6,323 million in assets.

Conflicts of Interest. The portfolio managers are also responsible for managing other account portfolios in addition to the Funds, including account portfolios in which they and/or other employees of the Adviser have an ownership interest.

The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with the management of a Fund's investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of a Fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by a portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.

Another potential conflict could arise in instances in which securities considered as investments for the Funds are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the Adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The Adviser may invest in securities of companies issued by broker-dealers (or their affiliates) used by the Adviser to effect transactions for client accounts, including the Funds. In addition, from time to time, the Adviser directs trades to broker-dealers that are clients of the Adviser (or are affiliated with clients of the Adviser) that provide investment banking or other financial services to the Adviser (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which the Adviser provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when the Adviser provides services to the Funds and its other clients. The Adviser has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

Subject to its duty to seek best execution, the Adviser may select broker-dealers that furnish it with proprietary and/or third-party research and brokerage services (collectively, "Services") that provide, in the Adviser's view, appropriate assistance in the investment decision-making process. These Services may be bundled with the trade execution, clearing, or settlement services provided by a particular broker-dealer and/or, subject to applicable law, The Adviser may pay for such Services with client commissions (or "soft dollars"). Services received by the Adviser may include, for example, proprietary and third-party research reports on markets, companies, industries and securities, access to broker-dealer analysts and issuer representatives, and trading software to route orders to market centers. As a result, a Fund may pay a commission that is higher than the commission another qualified broker-dealer might charge to effect the same transaction. Use of soft dollars may create a conflict of interest in executing trades for client accounts. Services may be used in servicing any or all of the Adviser's clients and may benefit certain accounts more than others. The Adviser receives such Services in a manner consistent with the "safe harbor" requirements of Section 28(e) of the Securities Exchange Act of 1934 and has adopted policies and procedures to mitigate conflicts.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 16, 2018, as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal year ended July 31, 2021, the fiscal period from August 1, 2021 to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Equity Funds paid the following amounts for these services:

Fund	Administration Fees Paid to the Administrator
	2021	2022	2023	2024
Emerging Markets Equity Fund	$2,531,756	$1,933,645[1]	$2,992,936	$3,990,050
US Select Quality Equity Fund	$170,900	$175,924[1]	$375,843	$438,769
Global Quality Equity Fund	$145,707	$163,277[1]	$354,378	$509,792

[1]	Effective September 23, 2021, the Board approved a change in the fiscal year-end of the GQG Equity Funds from July 31 to March 31.

For the fiscal period from June 30, 2021 (commencement of Fund operations) to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Value Funds paid the following amounts for these services:

Fund	Administration Fees Paid to the Administrator
	2022	2023	2024
International Quality Value Fund	$48,794	$65,000	$65,178
US Quality Value Fund	$48,794	$65,000	$65,178
Global Quality Value Fund	$48,794	$65,000	$65,134

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the "Distribution Agreement"), whereby the Distributor acts as a principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days' written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. Each Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Investor Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. For Institutional Shares and Investor Shares, the Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in R6 Shares.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

SS&C Global Investor & Distribution Solutions, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. The financial statements for the fiscal year ended March 31, 2024 and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103-3007, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended March 31, 2024.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in other investment companies, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Symmetry Panoramic Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC ("CCM") from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Symmetry Panoramic Trust and J.P. Morgan Funds (171 Portfolios). Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

[1]	Mr. Doran may be deemed to be an "interested" person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as Chair of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for "interested" Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Governance Committee. Ms. Maynard-Elliott serves as Chair of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Nichelle Maynard-Elliott	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

[1]	Valuation date is December 31, 2023.
[2]	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended March 31, 2024.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$199,325	N/A	N/A	$199,325 for service on one (1) board
Thomas P. Lemke	$199,325	N/A	N/A	$199,325 for service on one (1) board
Nichelle Maynard-Elliott	$199,325	N/A	N/A	$199,325 for service on one (1) board
Jay C. Nadel	$199,325	N/A	N/A	$199,325 for service on one (1) board
Randall S. Yanker	$199,325	N/A	N/A	$199,325 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since May 2023. Chief Compliance Officer of Symmetry Panoramic Trust since December 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (from 2015 – May 2022; from November 2022 – June 2023; and since April 2024)	Chief Compliance Officer of SEI Operations from May 2022 to November 2022 and June 2023 to present. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value by the Adviser in good faith, and subject to the oversight of the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Use of Third-Party Independent Pricing Services. Pursuant to contracts with the Administrator, prices for most securities held by the Funds with readily available market quotations are provided by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. The valuations for these securities are reviewed by the Administrator. In accordance with the Adviser's Valuation Procedures, the Adviser may also use third-party independent pricing agents (reviewed and approved by the Adviser) to fair value certain securities without readily available market quotations (or where market quotations are unreliable).

Fair Value Procedures. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Adviser and implemented through the Adviser's Valuation Committee. In establishing a fair value for an investment, the Adviser will use valuation methodologies established by the Adviser and may consider inputs and methodologies provided by, among others, third-party independent pricing agents, independent broker dealers and/or the Adviser's own personnel (including investment personnel).

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Adviser's Valuation Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Fair Valuation of Foreign Securities Based on U.S. Market Movements. A third party fair valuation vendor provides a fair value for foreign securities held by the Emerging Markets Equity Fund, Global Quality Equity Fund, International Quality Value Fund and Global Quality Value Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by the fair valuation vendor in the event that there are movements in the U.S. market that exceed a specific threshold that has been established by the Adviser. The Adviser has also established a "confidence interval" that is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Adviser is exceeded on a specific day, the Adviser values the foreign securities in the Funds' portfolios that exceed the applicable "confidence interval" based upon the fair values provided by the fair valuation vendor. In the event that the Adviser believes that the fair values provided by the fair valuation vendor are not reliable, the Adviser will determine in good faith the fair value of the foreign securities, subject to Board oversight.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. In particular, it does not address investors subject to special rules, such as investors who hold shares through an individual retirement account ("IRA"), 401(k), or other tax advantaged accounts. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund has elected and intends to qualify to be treated as a RIC within the meaning of Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. Certain Funds' investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds' investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed current and accumulated earnings and profits (as calculated for federal income tax purposes), all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held a Fund's shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who holds Fund shares as capital assets will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the Asset Test with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.

Certain of the Funds may seek to provide exposure to the investment returns of physical commodities through investments in commodity-based ETFs. Commodity investments generally do not produce qualifying income for purposes of the Qualifying Income Test which must be met in order for the Fund to maintain its status as a RIC under the Code. Such Funds intend to monitor such investments to ensure that any non-qualifying income (when combined with its other investments that produce non-qualifying income) does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments. If any of such Funds do not qualify as a RIC for any taxable year and certain relief provisions are not available, such Fund's taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative consequences to such Funds' shareholders.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. The Funds generally serve to block UBTI from being realized by their tax-exempt shareholders, but no assurances are provided. The tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Funds or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal year ended July 31, 2021 and the fiscal period from August 1, 2021 to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Equity Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2021	2022	2023	2024
Emerging Markets Equity Fund	$11,534,982	$6,911,794[1]	$11,454,038	$11,341,398
US Select Quality Equity Fund	$193,474	$204,128[1]	$633,225	$546,898
Global Quality Equity Fund	$367,547	$286,157[1]	$689,907	$755,390

[1]	Effective September 23, 2021, the Board approved a change in the fiscal year end of the GQG Equity Funds from July 31 to March 31.

For the fiscal period from June 30, 2021 (commencement of Fund operations) to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Value Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2022	2023	2024
International Quality Value Fund	$47,825	$78,028	$64,064
US Quality Value Fund	$17,526	$35,155	$36,960
Global Quality Value Fund	$41,639	$36,475	$39,526

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

For the recent fiscal year ended March 31, 2024, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Emerging Markets Equity Fund	$1,891,728	$3,459,347,322
US Select Quality Equity Fund	$190,749	$1,210,995,161
Global Quality Equity Fund	$173,710	$1,044,749,140
International Quality Value Fund	$978	$2,589,299
US Quality Value Fund	$7,547	$38,172,901
Global Quality Value Fund	$6,561	$14,716,457

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended July 31, 2021, the fiscal period from August 1, 2021 to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Equity Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers. During the fiscal period from June 30, 2021 (commencement of Fund operations) to March 31, 2022 and the fiscal years ended March 31, 2023 and 2024, the GQG Value Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended March 31, 2024, the Emerging Markets Equity Fund, US Select Quality Equity Fund, US Quality Value Fund and Global Quality Value Fund held securities of theur "regular brokers and dealers" as follows:

Fund
	Name of Broker/Dealer	Type of Security Held	Dollar Amount at FYE (in millions)
Emerging Markets Equity Fund	HSBC Holdings plc	Equity	$0
	Itaú Unibanco Holding S.A.	Equity	$526.0
US Select Quality Equity Fund	The Goldman Sachs Group, Inc.	Equity	$0
	JPMorgan Chase & Co.	Equity	$4.9
	Morgan Stanley	Equity	$0
US Quality Value Fund	The Goldman Sachs Group, Inc.	Equity	$4.5
	Citigroup Inc.	Equity	$4.6
	JPMorgan Chase & Co.	Equity	$2.6
Global Quality Value Fund	Morgan Stanley	Equity	$0
	The Goldman Sachs Group, Inc.	Equity	$0.8

During the fiscal year ended March 31, 2024, the Global Quality Equity Fund and International Quality Value Fund did not hold any securities of their “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended March 31, 2023 and 2024, the GQG Equity Funds' portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates
	2023	2024
Emerging Markets Equity Fund	88%	49%
US Select Quality Equity Fund	211%	148%
Global Quality Equity Fund	139%	97%

For the fiscal years ended March 31, 2023 and 2024, the GQG Value Funds' portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates
	2023	2024
International Quality Value Fund	80%	48%
US Quality Value Fund	103%	103%
Global Quality Value Fund	84%	67%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of the Funds' shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, or the Funds' principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each June 30, September 30, December 31, and March 31). Each Fund files with the SEC a complete schedule of investments following the second and fourth fiscal quarters on Form N-CSR, and a complete schedule of investments following the first and third fiscal quarters as exhibits to Form N-PORT. Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are available, free of charge on the SEC's website (www.sec.gov). The Funds' complete schedules of investments are also posted to GQG's website (www.gqg.com) and provided to Fund shareholders upon request.

Additionally, approximately ten days after the end of each calendar quarter, each Fund will post on GQG's website (www.gqg.com) (1) a Fund Factsheet that includes its 10 largest portfolio holdings and characteristics derived from the portfolio holdings as of the end of the calendar quarter; and (2) Fund commentaries, which are available to registered users of www.gqg.com, that include top contributors and detractors to the Fund's performance and their respective portfolio weights as of the end of the calendar quarter. The postings generally remain until such information is included in a filing on Form N-PORT or Form N-CSR as described above. The Funds' information available on the website is publicly available. The Adviser may exclude any portion of a Fund's portfolio holdings or characteristics derived from the portfolio holdings from such publication when deemed in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds' Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Funds. From time-to-time rating and ranking organizations, such as S&P, Lipper, FactSet and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds' portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund's shareholders and that to the extent conflicts between the interests of a Fund's shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, to perform due diligence and asset allocation analysis or for such other legitimate business purpose, depending on the recipient of the information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and their affiliates or recipients of the Funds' portfolio holdings information.

The Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 866-362-8333; (ii) on the Funds’ website at www.gqg.com (for reports ending on or after June 30, 2024); and (iii) on the SEC's website at https://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

To the knowledge of the Trust, as of November 26, 2024, no person owned beneficially or of record 5% or more of the outstanding shares of any class of any Fund, and no person is listed on the Funds' records as owning 5% or more of the outstanding voting securities of any class of any Fund, except as set forth below.

GQG Partners Emerging Markets Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	44.82%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	28.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	13.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	22.85%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Institutional	19.76%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	13.04%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Institutional	5.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	R6	50.21%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	R6	7.56%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	R6	5.06%

GQG Partners US Select Quality Equity Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	34.73%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	32.66%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	25.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	29.05%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	25.69%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Institutional	6.80%
MATRIX TRUST COMPANY CUSTODIAN FBO KORN/FERRY INTERNATIONAL EXECUTIVE PO BOX 52129 PHOENIX AZ 85072-2129	R6	46.76%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	R6	28.27%
MATRIX TRUST COMPANY AS AGENT FOR SOUTHERN BANK SOUTHERN BANK PO BOX 800 MARYVILLE MO 64468-0800	R6	6.34%
PENTEGRA TRUST COMPANY AS CUSTODIAN PENTEGRA TRUST COMPANY C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DRIVE, SUITE 408 SHELTON CT 06484-4657	R6	5.47%

GQG Partners Global Quality Equity Fund
Name and Address	Class of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	36.31%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	30.47%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	21.28%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	31.22%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	25.16%
BROWN BROTHERS HARRIMAN & CO ON BEHALF OF BBH PRIVATE BANKING – PRIVATE CLIENT OMNIBUS ACCOUNT – 0150656 CASH 140 BROADWAY NEW YORK NY 10005	Institutional	11.15%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Institutional	6.88%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	R6	98.32%

GQG Partners International Quality Value Fund
Name and Address	Class of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	67.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	17.90%
LJ 2020 3 YEAR GRANTOR RETAINED JAIN L. TRUSTEE ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	Investor	9.10%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	44.23%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Institutional	16.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	13.28%
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 SOUTH MAIN ST SALT LAKE CITY UT 84101-2199	Institutional	11.11%
THE NORTHERN TRUST COMPANY FBO DB GROWTH PORTFOLIO MUTUAL FUNDS SERVICES WB33 333 S WABASH AVE CHICAGO IL 60604-4107	Institutional	8.07%

GQG Partners US Quality Value Fund
Name and Address	Class of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	51.81%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	30.08%
LJ 2020 3 YEAR GRANTOR RETAINED JAIN L. TRUSTEE ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	Investor	16.20%
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 SOUTH MAIN ST SALT LAKE CITY UT 84101-2199	Institutional	37.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	31.47%
MARIL & CO FBO 70 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	Institutional	12.48%
LJ 2020 3 YEAR GRANTOR RETAINED JAIN L. TRUSTEE ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	Institutional	7.09%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	6.03%

GQG Partners Global Quality Value Fund
Name and Address	Class of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Investor	54.57%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	19.06%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	14.80%
LJ 2020 3 YEAR GRANTOR RETAINED JAIN L. TRUSTEE ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	Investor	9.25%
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Institutional	28.95%
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 SOUTH MAIN ST SALT LAKE CITY UT 84101-2199	Institutional	25.51%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	13.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	12.18%
LJ 2020 3 YEAR GRANTOR RETAINED JAIN L. TRUSTEE ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	Institutional	10.45%

To the knowledge of the Trust, as of November 26, 2024, no person owned beneficially 25% or more of the outstanding voting securities of any Fund, and no person is listed on the Funds’ records as owning 25% or more of the outstanding voting securities of any Fund, except as set forth below. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

GQG Partners US Select Quality Equity Fund
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30.04%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.49%

GQG Partners Global Quality Equity Fund
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH F 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25.16%

GQG Partners International Quality Value Fund
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	42.73%

GQG Partners US Quality Value Fund
Name and Address	% of Fund
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 SOUTH MAIN ST SALT LAKE CITY UT 84101-2199	35.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	30.01%

GQG Partners Global Quality Value Fund
Name and Address	% of Fund
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	25.72%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), S&P Global Ratings ("S&P"), and Fitch Ratings ("Fitch"), respectively.

Description of Moody's Global Ratings

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody's Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders ("on demand") and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as "NR".

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P's Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P's Long-Term Issue Credit Ratings*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

* Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P's Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch's Credit Ratings

Fitch's credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used are indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch's credit rating scale for issuers and issues is expressed using the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms "investment grade" and "speculative grade" are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as 'NR' on its web page.

Fitch's credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of 'CCC', 'CC' and 'C' can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'CCC' to 'C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

GQG Partners LLC

Investment Advisory Compliance Manual

Proxy Voting

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policies and procedures (the “Proxy Policy”) to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its clients, and therefore has adopted and implemented this Proxy Policy.

B.	Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s clients. Proxies are an asset of a client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote. GQG will not be influenced by business relationships or outside perspectives that may conflict with the interests of the clients.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this Proxy Policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

C.	Procedures

GQG’s portfolio managers are responsible to ensure proxies of securities held in each account for which they are responsible are timely voted or not voted, in accordance with this Proxy Policy. Upon written request, clients can take responsibility for voting their own proxies, or can give GQG instructions about how to vote their respective shares. For clients retaining responsibility to vote their own proxies, the clients must arrange with their custodian to ensure they receive applicable proxies.

GQG retains the services of Institutional Shareholder Services or another independent third party (the “Voting Agent”) to assist in the coordination and voting of client proxies. The Voting Agent specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. The GQG Operations team is responsible for managing the relationship with the Voting Agent and for ensuring that all proxies are being properly voted and that the Voting Agent is retaining all appropriate proxy voting records.

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Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting, and maintaining the records required.

•	Obtaining proxy materials. GQG instructs client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to the Voting Agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•	Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The guidelines GQG has established with its Voting Agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

•	Voting. Using the Internet, GQG’s Voting Agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers are responsible to ensure that proxies are voted in accordance with this Proxy Policy. The issues and the Voting Agent’s own analysis are reviewed and then each issue is voted in accordance with our Proxy Policy. GQG analysts most familiar with the security may be consulted.

•	Maintaining records. With the assistance of the Voting Agent, GQG maintains records of GQG’s policies and procedures, proxy statements received, each vote cast, any documents GQG creates material to its decision making, and any client’s written request for proxy voting records as well as GQG’s written response to any client request for such records.

•	Conflicts of interest. GQG’s Proxy Voting Committee is responsible for monitoring and addressing potential material conflicts between the interests of GQG and those of its clients with respect to proxy voting. A material conflict is a conflict of interest that reasonably could have the potential to influence a voting recommendation. GQG has adopted safeguards to ensure that its proxy voting is not influenced by interests other than those of its investment advisory clients. Any material conflict between GQG’s interests and those of a client will be resolved in the best interests of the client. In the event GQG becomes aware of such a conflict, GQG will (a) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of GQG’s Voting Agent or other independent third party, (b) if the GQG portfolio management team determines that a vote contrary to the Voting Agent’s recommendation is in the best interest of clients, document the investment rationale for the vote and confirm the vote was not the result of an undue influence, or (c) make other voting arrangements consistent with GQG’s fiduciary obligations. For contrary votes cast pursuant to (b), the GQG portfolio management team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to the Voting Agent’s recommendations. At least annually, Compliance will review any votes involving a material conflict of interest that are contrary to the Voting Agent’s recommendations to ensure the portfolio managers’ voting rationale appears reasonable and is adequately documented and will report its findings to GQG’s Proxy Voting Committee.

•	Shares not voted. GQG’s procedures are reasonably designed to assure that GQG votes every eligible share; however, there are circumstances in which GQG may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. These circumstances include:

o	Share blocking countries restrict share transactions for various periods surrounding the meeting date. GQG has taken the position that share liquidity generally has a higher value than the vote and usually does not vote shares subject to transaction restrictions.

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o	Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that GQG not attempt to vote those shares.

o	Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and GQG’s ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally GQG has determined not to attempt to qualify GQG’s proxy votes for these shares.

o	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

o	Certain security lending programs may prevent GQG from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

o	Other circumstances when, in GQG’s determination, voting would be disadvantageous, ill-advised, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

•	Obtaining additional information. Clients may obtain a report showing how GQG voted their shares upon request. In addition, clients also may request a copy of this Proxy Policy statement and the GQG-specific Proxy Voting Guidelines used by the Voting Agent.

D.	General Voting Policy for ERISA Accounts

According to the U.S. Department of Labor (“DOL”), the fiduciary act of managing plan assets that are shares of corporate stock can include the voting of proxies (unless the voting right is properly reserved by the named fiduciary). Unless the applicable controlling documents provide otherwise, the investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should adhere to documented guidelines and are required to maintain accurate voting records.

The manager has a duty under ERISA to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security, and the manager must act prudently and solely in the interest of plan participants and beneficiaries when deciding whether to vote, and when voting, a proxy. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines GQG has established with its Voting Agent are intended to result in proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

E.	Applicability of Guidelines for All Accounts

In the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines also should serve for voting on all accounts under management.

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